UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __)

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MONAKER GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2893 Executive Park Dr., Suite 201

Weston, Florida 33331

(954) 888-9779

June 27, 2019

Dear Stockholder:

The board of directors (“Board”) and officers of Monaker Group, Inc., a Nevada corporation, join me in extending to you a cordial invitation to attend the combined 2019/2020 annual meeting of our stockholders, which we refer to as the annual meeting. This meeting will be held on August 15, 2019 at 2:00 p.m. local time at Monaker Group, Inc.’s corporate office located at 2893 Executive Park Dr., Suite 201, Weston, Florida 33331.

Details regarding the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

We did not hold an annual meeting last year and as such we are holding a combined 2019/2020 annual meeting this year.

As permitted by the rules of the Securities and Exchange Commission (the “SEC” or the “Commission”), we have provided access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or E-proxy notice, on or about June 27, 2019 to our stockholders of record as of the close of business on June 20, 2019. The E-proxy notice contains instructions for your use of this process, including how to access our proxy statement and annual report and how to authorize your proxy to vote online. In addition, the E-proxy notice contains instructions on how you may receive a paper copy of the proxy statement and annual report or elect to receive your proxy statement and annual report over the Internet. We believe these rules allow us to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the annual meeting.

If you are unable to attend the annual meeting in person, it is very important that your shares be represented and voted at the meeting. You may authorize your proxy to vote your shares over the Internet as described in the E-proxy notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card. You may also authorize your proxy to vote your shares by telephone or fax as described in your proxy card. If you authorize your proxy to vote your shares over the Internet, return your proxy card by mail or vote by telephone prior to the annual meeting, you may nevertheless revoke your proxy and cast your vote personally at the meeting.

We look forward to seeing you on August 15, 2019. Your vote and participation in our governance is very important to us.

Sincerely,

Donald P. Monaco

Chairman

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on August 15, 2019.

Our proxy statement and annual report on Form 10-K for the year ended February 28, 2019 are available at the following cookies-free website that can be accessed anonymously: https://www.iproxydirect.com/MKGI.

2893 Executive Park Dr., Suite 201

Weston, Florida 33331

(954) 888-9779

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 15, 2019

To the Stockholders of Monaker Group, Inc.:

We are pleased to provide you notice of, and to invite you to attend, the 2019/2020 annual meeting of the stockholders of Monaker Group, Inc., a Nevada corporation, which will be held on August 15, 2019 at 2:00 p.m., local time, at Monaker Group, Inc.’s corporate office located at 2893 Executive Park Dr., Suite 201, Weston, Florida 33331, for the following purposes:

1.       To consider and vote upon a proposal to elect seven directors to the board of directors (the “Director Nominees”), each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal, as named in, and set forth in greater detail in this proxy statement.

2.       To consider and vote upon a proposal to approve an amendment to our 2017 Equity Incentive Plan, to (a) increase by 1.5 million the number of shares of common stock reserved for issuance under the plan; and (b) clarify the effect that shares of common stock surrendered or withheld to pay the exercise price of a stock option or to satisfy tax withholding or other requirements will have on the number of shares available for future grants under the plan (the “Stock Plan Amendment Proposal”).

3.       To consider and vote upon a proposal to ratify the appointment of Thayer O’Neal Company, LLC, as our independent auditors for the fiscal years ending February 29, 2020 and February 28, 2019 (the “Auditor Ratification Proposal”).

4.       To consider a non-binding advisory vote on compensation of our named executive officers (the “Executive Compensation Proposal”).

5.       To consider a non-binding advisory vote on the frequency of the advisory vote on compensation of our named executive officers (the “Executive Compensation Frequency Proposal”).

6.       To consider and vote upon a proposal to consider and vote on any proposal to authorize our board of directors, in its discretion, to adjourn the annual meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above at the time of the annual meeting (the “Adjournment Proposal”).

7.       To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Our board of directors recommends that you vote your shares (a) “For” the appointment of the Director Nominees; “For” the approval of the Stock Plan Amendment; “For” the approval of the Auditor Ratification Proposal; “For” the approval of the Executive Compensation Proposal and “For” the approval of the Adjournment Proposal; and (b) for “3 Years” for the Executive Compensation Frequency Proposal.

We do not expect to transact any other business at the annual meeting. Our board of directors has fixed the close of business on June 20, 2019 as the record date for determining those stockholders entitled to vote at the annual meeting and any adjournment or postponement thereof. Accordingly, only stockholders of record at the close of business on that date are entitled to notice of, and to vote at, the annual meeting. A complete list of our stockholders will be available for examination at our offices in Weston, Florida, during ordinary business hours for a period of 10 days prior to the annual meeting.

 i

We cordially invite you to attend the annual meeting in person. However, to ensure your representation at the annual meeting, please authorize the individuals named on your proxy card to vote your shares by calling the toll-free telephone number, faxing your proxy card or by using the Internet as described in the instructions included with your proxy card or voting instruction card. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card. This will not prevent you from voting in person, but will help to secure a quorum and avoid added solicitation costs. If your shares are held in “street name” by your broker or other nominee, only that holder can vote your shares and the vote cannot be cast unless you provide instructions to your broker. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Your proxy may be revoked at any time before it is voted. Please review the proxy statement accompanying this notice for more complete information regarding the matters to be voted on at the meeting.

The enclosed proxy statement, which is first being mailed to stockholders on June 27, 2019, is also available at https://www.iproxydirect.com/MKGI. This website also includes copies of the form of proxy, our Annual Report on Form 10-K/A (Amendment No. 1) for the year ended February 28, 2019, which we refer to as the annual report. Stockholders may also request a copy of the proxy statement and our annual report by contacting our main office at (954) 888-9779.

Even if you plan to attend the annual meeting in person, we request that you submit a proxy by following the instructions on your proxy card as soon as possible and thus ensure that your shares will be represented at the annual meeting if you are unable to attend.

By Order of the Board of Directors

Donald P. Monaco

Chairman

Weston, Florida

June 27, 2019

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ASK YOU TO VOTE BY TELEPHONE, MAIL, FAX OR ON THE INTERNET USING THE INSTRUCTIONS ON THE PROXY CARD.

TABLE OF APPENDIXES

Appendix A	Amended and Restated Monaker Group, Inc. 2017 Equity Incentive Plan (see Proposal 2)

PROXY STATEMENT

FOR AN ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Monaker Group, Inc. (“Monaker,” “we,” “us”, “our” or the “Company”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at our combined 2019/2020 annual meeting of stockholders, which we refer to as our annual meeting, to be held on August 15, 2019 at 2:00 p.m., local time at Monaker Group, Inc.’s corporate office located at 2893 Executive Park Dr., Suite 201, Weston, Florida 33331, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on June 27, 2019. You are invited to attend the annual meeting and are requested to vote on the proposals described in this Proxy Statement. We did not hold an annual meeting last year and as such we are holding a combined 2019/2020 annual meeting this year.

Information Contained In This Proxy Statement

The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of our directors and executive officers, corporate governance, and certain other required information. Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K/A (Amendment No. 1) for the year ended February 28, 2019, as filed with the SEC on June 14, 2019, which we refer to as the annual report. If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the annual meeting.

Important Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the SEC, the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials, which we refer to as the notice, to the Company’s stockholders. All stockholders will have the ability to access the proxy materials (including the Company’s Form 10-K, which does not constitute a part of, and shall not be deemed incorporated by reference into, this proxy statement or the enclosed form of proxy) via the Internet at https://www.iproxydirect.com/MKGI or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the notice. The notice contains a control number that you will need to vote your shares. Please keep the notice for your reference through the meeting date. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

Combined 2020/2019 Annual Meeting

On March 5, 2019, we received a letter from The Nasdaq Listing Qualifications Staff of the Nasdaq Stock Market (“Nasdaq”) notifying us that, we were not in compliance with the rules for continued listing as set forth in Nasdaq Listing Rule 5620(a), because we had not yet held an annual meeting of shareholders within twelve months of the end of our fiscal year ended February 28, 2018. Nasdaq has subsequently granted us an extension until August 27, 2019, to regain compliance with the rule by holding an annual meeting of shareholders. We have determined to combine our 2020 and 2019 annual meetings this year to comply with the above rule and because the combined 2020/2019 annual meeting is scheduled to occur on August 15, 2019, which is before the required August 27, 2019 extension date, we anticipate regaining compliance with the above continued listing rule after the annual meeting.

Record Date and Shares Entitled to Vote

Our board of directors has fixed the close of business on June 20, 2019 as the record date for determining the holders of shares of our voting stock entitled to receive notice of and to vote at our annual meeting and any adjournments or postponements thereof. Only holders of record of shares of common stock at the close of business on that date will be entitled to vote at our annual meeting and at any adjournment or postponement of that meeting. As of the record date, there were 10,713,806 shares of common stock outstanding and entitled to vote at our annual meeting, held by approximately 450 holders of record.

Each share of common stock is entitled to one vote on each proposal presented at our annual meeting and at any adjournment or postponement thereof, for 10,713,806 total voting shares. Stockholders do not have the right to cumulate their votes in the election of directors.

In order for us to satisfy our quorum requirements, the holders of at least 33 1/3% of our total number of outstanding voting shares entitled to vote at the meeting must be present. You will be deemed to be present if you attend the meeting or if you submit a proxy (including through the mail, by fax or by telephone or the Internet) that is received at or prior to the meeting (and not revoked).

If your proxy is properly executed and received by us in time to be voted at our annual meeting, the shares represented by your proxy (including those given through the mail, by fax or by telephone or the Internet) will be voted in accordance with your instructions. If you execute your proxy but do not provide us with any instructions, your shares will be voted “For” the proposals set forth in the notice of annual meeting and for “3 Years” in connection with the vote on the frequency of future votes on executive compensation, or otherwise determined by the proxies.

The only matters that we expect to be presented at our annual meeting are set forth in the notice of annual meeting. If any other matters properly come before our annual meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies on such matters in their best judgment.

Voting Process

If you are a stockholder of record, there are five ways to vote:

●	In person. You may vote in person at the annual meeting. The Company will give you a ballot when you arrive.

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the notice.

●	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card.

●	By Fax. If you request printed copies of the proxy materials by mail, you may vote by proxy by faxing your proxy to the number found on the proxy card.

●	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

Revocability of Proxies

The presence of a stockholder at our annual meeting will not automatically revoke that stockholder’s proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by:

●	submitting a written revocation prior to the annual meeting to the Corporate Secretary, Monaker Group, Inc., 2893 Executive Park Dr., Suite 201, Weston, Florida 33331;

●	submitting another signed and later dated proxy card and returning it by mail in time to be received before our annual meeting or by submitting a later dated proxy by the Internet or telephone prior to the annual meeting; or

●	attending our annual meeting and voting in person.

Attendance at the Annual Meeting

Attendance at the annual meeting is limited to holders of record of our common stock at the close of business on the record date, June 20, 2019 and our guests. Admission will be on a first-come, first-served basis. You will be asked to present valid government-issued picture identification, such as a driver’s license or passport, in order to be admitted into the annual meeting. If your shares are held in the name of a bank, broker or other nominee and you plan to attend the annual meeting, you must present proof of your ownership of common stock, such as a bank or brokerage account statement indicating that you owned shares of common stock at the close of business on the record date, in order to be admitted. For safety and security reasons, no cameras, recording equipment or other electronic devices will be permitted in the annual meeting. At the annual meeting, shareholders of the Company will be afforded the opportunity to discuss Company affairs with management.

Conduct at the Meeting

The Chairman of the meeting has broad responsibility and legal authority to conduct the annual meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. Only stockholders or their valid proxy holders may address the meeting. The Chairman may exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of business items on this year’s agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure you that every stockholder who wishes to speak on an item of business will be able to do so.

Quorum

If you vote in person or by proxy at our annual meeting, you will be counted for purposes of determining whether there is a quorum at the meeting. Shares of our capital stock present in person or by proxy at our annual meeting that are entitled to vote will be counted for the purpose of determining whether there is a quorum for the transaction of business at our annual meeting. Our bylaws, as amended, provide that 33 1/3% of the outstanding shares of our capital stock entitled to vote at the meeting, represented in person or by proxy, constitutes a quorum at a meeting of our stockholders.

Voting Requirements for Each of the Proposals

	Proposal	Vote Required	Broker Discretionary Voting Allowed*
1	Election of directors	Plurality of Votes Cast	No
2	Approval of an amendment to our 2017 Equity Incentive Plan, to (a) increase by 1.5 million the number of shares of common stock reserved for issuance under the plan; and (b) clarify the effect that shares of common stock surrendered or withheld to pay the exercise price of a stock option or to satisfy tax withholding or other requirements will have on the number of shares available for future grants under the plan	Majority of the votes cast on the proposal	No
3	Ratification of the appointment of Thayer O’Neal Company, LLC, as the Company’s independent auditors for the fiscal years ending February 29, 2020 and February 28, 2019	Majority of the votes cast on the proposal	Yes
4	Non-binding advisory vote to approve and ratify the compensation of our named executive officers	Majority of the votes cast on the proposal	No
5	Non-binding advisory vote on the frequency of holding advisory votes on the compensation of our named executive officers	Plurality of Votes Cast	No
6	Authorization of our board of directors, in its discretion, to adjourn the annual meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above at the time of the annual meeting	Majority of the shares of stock entitled to vote which are present, in person or by proxy at the annual meeting	Yes

* See also “Quorum; Broker Non-Votes and Abstentions”, below.

Broker Non-Votes and Abstentions

The presence at the annual meeting of the holders of 33 1/3% of the outstanding shares of voting stock entitled to vote at the annual meeting is necessary to constitute a quorum. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. Only “For” and “Against” votes are counted for purposes of determining the votes received in connection with each proposal. Broker non-votes and abstentions will have no effect on determining whether the affirmative vote constitutes a majority of the shares present or represented by proxy and voting at the annual meeting. However, approval of the proposals other than the election of directors (Proposal 1), the approval of the frequency of future votes on executive compensation (Proposal 5) and the authority to adjourn the annual meeting (Proposal 6) to another place, or a later date or dates, if deemed necessary or appropriate, in the discretion of the board of directors, to solicit additional proxies in favor of the proposals listed above at the time of the annual meeting, require the affirmative vote of a majority of the votes cast on such proposals, and therefore broker non-votes and abstentions could prevent the approval of these proposals because they do not count as affirmative votes. The election of directors (Proposal 1) requires a plurality of the votes cast at the annual meeting. With respect to the advisory vote on the frequency of holding future advisory votes on the compensation of our needed executive officers (Proposal 5), under plurality voting, broker non-votes and abstentions have no effect on determining the frequency selected, except to the extent that they affect the total votes received for any particular frequency of vote. Authority to adjourn the annual meeting (Proposal 6) to another place, or a later date or dates, if deemed necessary or appropriate, in the discretion of the board of directors, to solicit additional proxies in favor of the proposals listed above at the time of the annual meeting, requires the vote of a majority of the shares of stock entitled to vote which are present, in person or by proxy at the annual meeting and therefore broker non-votes could prevent the approval of this proposal.

In order to minimize the number of broker non-votes, the Company encourages you to vote or to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice.

If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. Please note that previously, brokers were allowed to vote uninstructed shares in uncontested director elections or with regard to certain executive compensation matters. However, brokers now can no longer vote uninstructed shares on your behalf in director elections or with regard to executive compensation matters. For your vote to be counted, you must submit your voting instruction form to your broker.

As described above, although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, the Company intends to exclude abstentions and broker non-votes from the tabulation of voting results on the election of directors or on any issues requiring approval of a majority of the votes cast.

Board of Directors Voting Recommendations

Our board of directors recommends that you vote your shares:

●	“FOR” election of all seven director nominees to the board of directors, each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal (Proposal 1);

●	“FOR” approval of an amendment to our 2017 Equity Incentive Plan, to (a) increase by 1.5 million shares the number of shares of common stock reserved for issuance under the plan; and (b) clarify the effect that shares of common stock surrendered or withheld to pay the exercise price of a stock option or to satisfy tax withholding or other requirements will have on the number of shares available for future grants under the plan (Proposal 2);

●	“FOR” ratification of the appointment of Thayer O’Neal Company, LLC, as our independent auditors for the fiscal years ending February 29, 2020 and February 28, 2019 (Proposal 3); and

●	“FOR” the approval of the non-binding advisory resolution approving the Company’s executive compensation (Proposal 4).

●	For “3 YEARS” for the proposal regarding an advisory vote on the frequency of the advisory vote on executive compensation (Proposal 5).

●	“FOR” authorization of our board of directors, in its discretion, to adjourn the annual meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above at the time of the annual meeting (Proposal 6).

Mailing Costs and Solicitation of Proxies

In addition to solicitation by use of the mails, certain of our officers and employees may solicit the return of proxies personally or by telephone, electronic mail or facsimile. We have not and do not anticipate retaining a third-party proxy solicitation firm to solicit proxies on behalf of the board of directors. The cost of any solicitation of proxies will be borne by us. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the record date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

Inspector of Voting

It is anticipated that representatives of Issuer Direct Corporation will tabulate the votes and act as inspector of election at the annual meeting.

Stockholders Entitled to Vote at the Meeting

A complete list of stockholders entitled to vote at the annual meeting will be available to view during the annual meeting. You may also access this list at our principal executive offices, for any purpose germane to the annual meeting, during ordinary business hours, for a period of ten days prior to the annual meeting.

Voting Instructions

Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, or, if you requested to receive printed proxy materials, your enclosed proxy card.

Confidential Voting

Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card, as necessary to meet applicable legal requirements, or to assert or defend claims for or against the Company.

Stockholder of Record and Shares Held in Brokerage Accounts

If on the record date your shares were registered in your name with our transfer agent, then you are a stockholder of record and you may vote in person at the meeting, by proxy or by any other means supported by us. If on the record date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy statement is required to be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

Multiple Stockholders Sharing the Same Address

In some cases, one copy of this proxy statement and the accompanying notice of annual meeting of stockholders, and 2019 annual report, is being delivered to multiple stockholders sharing an address, at the request of such stockholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement or the accompanying notice of annual meeting of stockholders, and 2019 annual report, to such a stockholder at a shared address to which a single copy of the document was delivered. Stockholders sharing an address may also submit requests for delivery of a single copy of this proxy statement or the accompanying notice of annual meeting of stockholders, and 2019 annual report, but in such event will still receive separate forms of proxy for each account. To request separate or single delivery of these materials now or in the future, a stockholder may submit a written request to our Corporate Secretary, Omar Jimenez, at our principal executive offices at 2893 Executive Park Dr., Suite 201, Weston, Florida 33331, or a stockholder may make a request by calling our Corporate Secretary, Omar Jimenez at (954) 888-9779.

If you receive more than one notice, it means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account as discussed above under “Voting Process”, or sign and return by mail all proxy cards or voting instruction forms.

Voting Results

The final voting results will be tallied by the inspector of voting and published in our Current Report on Form 8-K, which we are required to file with the SEC within four business days following the annual meeting. Additionally, no later than one hundred fifty calendar days after the annual meeting, but in no event later than sixty calendar days prior to the deadline for submission of stockholder proposals as discussed below under “Stockholder Proposals for 2021 Annual Meeting of Stockholders and 2021 Proxy Materials” on page 46, the Company will disclose its decision in regards to how frequently the Company will include a stockholder vote on the compensation of executives in its proxy materials until the next required vote on the frequency of stockholder votes on the compensation of executives.

Company Mailing Address

The mailing address of our principal executive offices is 2893 Executive Park Dr., Suite 201, Weston, Florida 33331.

Reverse Stock Split

On February 12, 2018, we effected a 1:2.5 reverse stock-split of all of our outstanding shares of common stock. All outstanding shares, options, warrants, preferred stock and other securities convertible into the Company’s common stock disclosed herein have been retrospectively adjusted to reflect the reverse stock split as required by the terms of such securities with a proportional increase in the related share or exercise price.

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of the Company under the Securities Act of 1933, as amended (“Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the section of this proxy statement titled “Audit Committee Report” (to the extent permitted by the rules of the SEC) shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.

VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

Holders of record of our common stock at the close of business on the record date, June 20, 2019, will be entitled to one vote per share on all matters properly presented at the annual meeting and at any adjournment or postponement thereof. As of the record date, there were 10,713,806 shares of common stock outstanding and entitled to vote at the annual meeting and at any adjournment or postponement thereof, held by approximately 450 holders of record. Each share of common stock is entitled to one vote on each proposal presented at our annual meeting, for 10,713,806 total voting shares.

Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to the proposals described herein and, moreover, do not have cumulative voting rights with respect to the election of directors.

Security Ownership of Management and Certain Beneficial Owners and Management

The following table sets forth, as of the record date, June 20, 2019, the number and percentage of outstanding shares of our common stock beneficially owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (b) each of our directors; (c) our Named Executive Officers (as defined below under “Executive Compensation” – “Summary Compensation Table”, on page 17); and (d) all current directors, our director nominees and executive officers, as a group. As of the record date, there were 10,713,806 shares of common stock issued and outstanding.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act of 1934, as amended, which we refer to as the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant or upon conversion of a convertible security) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned (1)		Percent of Common Stock Outstanding (2)
Executive Officers, Directors and Director Nominees
William Kerby	766,172	(3)(4)	7.1%
Omar Jimenez	40,000		*
Donald P. Monaco	1,868,284	(5)	17.4%
Pat LaVecchia	102,232		*
Doug Checkeris	86,250		*
Simon Orange	442,557	(6)	4.1%
Rupert Duchesne	—		—
Jamie Mendola	462,898		4.3%
All Executive Officers, Directors and Director Nominees as a Group (8 persons)	3,768,393		35.2%

5% Stockholders

Mark Wilton (8)	917,396	(4)	8.6%

* Less than 1%.

(1)	Includes options, warrants and convertible securities exercisable or convertible for common stock within 60 days of June 20, 2019.

(2)	Based on 10,713,806 shares of common stock outstanding and 10,713,806 total voting shares.

(3)	William Kerby holds 670,872 shares of common stock and warrants to purchase 15,300 shares of common stock of the Company individually. Mr. Kerby is deemed to own 80,000 shares held by In-Room Retail Systems, LLC, which entity he owns. Does not include 12,812 shares of common stock which Mr. Kerby is due in connection with the exercise of the Stock Bonus Option described below under “Executive Compensation” – “Employment and Compensation Agreements” – “William Kerby, Employment Agreement” – “William Kerby 2019 Bonus”, which shares had not been issued as of the record date.

(4)	On August 24, 2017, and effective on August 22, 2017, we entered into a Debt Conversion and Voting Agreement with Mark A. Wilton, pursuant to the Debt Conversion and Voting Agreement, Mr. Wilton agreed to vote (and provided William Kerby, our Chief Executive Officer, and any other individual who is designated by us in the future, a proxy to vote), all of the voting shares held by him, in favor of any proposals recommended by the board of directors of the Company (the “Wilton Voting Rights”). The Wilton Voting Rights are not included in Mr. Kerby’s beneficial ownership as described in the table above as such voting rights only apply when, and if, the board of directors adopts a proposal and recommends Mr. Wilton vote to approve such proposal, provided that the board of directors has not formally recommended that Mr. Wilton directly approve any of the proposals set forth herein. The shares of common stock subject to the Wilton Voting Rights are included in Mr. Wilton’s beneficial ownership as reported above.

(5)	Donald P. Monaco beneficially owns (i) 934,224 shares of common stock owned by the Donald P. Monaco Insurance Trust (the “Trust”), and (ii) 822,302 shares are beneficially owned by Monaco Investment Partners II, LP (“MI Partners”). Mr. Monaco also individually owns 147,508 shares of common stock of the Company. Mr. Monaco is the managing general partner of MI Partners and trustee of the Trust. Mr. Monaco disclaims beneficial ownership of all shares held by the Trust and MI Partners in excess of his pecuniary interest, if any.

(6)	Simon Orange holds 172,250 shares of common stock and warrants to purchase 8,000 shares of common stock of the Company individually. Mr. Orange is deemed to own 186,557 shares of common stock and warrants to purchase 75,750 shares of common stock of the Company held by Charcoal Investment LTD, which entity he owns.

(7)	Robert Post beneficially owns 28,165 shares of common stock and warrants to purchase 28,650 shares of common stock held by the Robert Post 2007 Revocable Trust (the “Trust”). Mr. Post is trustee of the trust. Mr. Post disclaims beneficial ownership of all shares held by the Trust in excess of his pecuniary interest, if any.

(8)	Address: 1314 E. Las Olas Blvd Apt #45, Fort Lauderdale, Florida 33301.

Changes in Control

The Company is not currently aware of any arrangements which may at a subsequent date result in a change of control of the Company.

CORPORATE GOVERNANCE

We promote accountability for adherence to honest and ethical conduct; endeavor to provide full, fair, accurate, timely and understandable disclosure in reports and documents that we file with the SEC and in other public communications made by us; and strive to be compliant with applicable governmental laws, rules and regulations.

Information regarding the members of and biographical information of our board of directors is provided below under “Proposal 1- Election of Directors”, beginning on page 30.

Board Leadership Structure

Our board of directors has the responsibility for selecting our appropriate leadership structure. In making leadership structure determinations, the board of directors considers many factors, including the specific needs of our business and what is in the best interests of our stockholders. Our current leadership structure is comprised of a separate Chairman of the board of directors and Chief Executive Officer (“CEO”). Mr. Donald P. Monaco serves as Chairman and Mr. William Kerby serves as CEO. The board of directors does not have a policy as to whether the Chairman should be an independent director, an affiliated director, or a member of management. Our board of directors believes that the Company’s current leadership structure is appropriate because it effectively allocates authority, responsibility, and oversight between management (the Company’s CEO, Mr. Kerby) and the members of our board of directors. It does this by giving primary responsibility for the operational leadership and strategic direction of the Company to its CEO, while enabling our Chairman to facilitate our board of directors’ oversight of management, promote communication between management and our board of directors, and support our board of directors’ consideration of key governance matters. The board of directors believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

Risk Oversight

Effective risk oversight is an important priority of the board of directors. Because risks are considered in virtually every business decision, the board of directors discusses risk throughout the year generally or in connection with specific proposed actions. The board of directors’ approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight, and fostering an appropriate culture of integrity and compliance with legal responsibilities. The directors exercise direct oversight of strategic risks to the Company (the Company’s committees are described in greater detail below (under “Committees of the Board of Directors”, beginning on page 11)).

Family Relationships

None of our directors are related by blood, marriage, or adoption to any other director, executive officer, or other key employees.

Arrangements Between Officers and Directors

There is no arrangement or understanding between our directors and executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current board of directors, except for the Wilton Voting Agreement described above under “Voting Rights and Principal Stockholders”. There are also no arrangements, agreements or understandings to our knowledge between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs except as discussed below.

As additional consideration for Pacific Grove Capital LP (“Pacific Grove”) agreeing to participate in the Offering (discussed and defined below under “Certain Relationships and Related Party Transactions”, beginning on page 24), the Company entered into a Board Representation Agreement with Pacific Grove. Pursuant to the Board Representation Agreement, Pacific Grove was provided the right to designate one person to be nominated for election to the Company’s board of directors (the “Board Appointment Rights”) for so long as (i) Pacific Grove together with its affiliates beneficially owned at least 4.99% of the Company’s common stock, or (ii) Pacific Grove together with its affiliates beneficially owned at least 75% of the securities purchased in the Company’s August 2017 offering. As of the record date, Pacific Grove held less than 4.99% of the Company’s common stock and less than 75% of the securities purchased in the Company’s August 2017 offering and as such the Board Appointment Rights have expired.

Other Directorships

No directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act).

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law; (5) being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board of Directors Meetings

During the fiscal years that ended on February 28, 2019 and 2018, the Board held eight and seven meetings, respectively, and took various other actions via the unanimous written consent of the board of directors and the various committees described above. All directors attended at least 75% of the board of directors meetings and committee meetings relating to the committees on which each director served during the 2019 and 2018 fiscal years.

The Company did not hold an annual meeting of stockholders for fiscal 2019 and is combining its 2020 annual meeting with its 2019 annual meeting as described herein. Each director of the Company is expected to be present at annual meetings of stockholders, absent exigent circumstances that prevent their attendance. Where a director is unable to attend an annual meeting in person but is able to do so by electronic conferencing, the Company will arrange for the director’s participation by means where the director can hear, and be heard, by those present at the meeting.

COMMITTEES OF THE BOARD

We currently maintain a Nominating and Corporate Governance Committee, Compensation Committee and Audit Committee which have the following committee members:

Board Committee Membership

	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
William Kerby
Omar Jimenez (1)
Donald P. Monaco (2)
Pat LaVecchia	X	C		M
Doug Checkeris	X	M	M	C
Simon Orange	X	M	C

(1)	– Mr. Jimenez has advised the board of directors that he is not standing for re-election at the annual meeting.
(2)	– Chairman of Board of Directors.

C – Chairman of Committee.

M – Member.

Each of these committees has the duties described below and operates under a charter that has been approved by our board of directors.

Audit Committee

The Audit Committee, which is comprised exclusively of independent directors, has been established by the Board to oversee our accounting and financial reporting processes and the audits of our financial statements.

The Board has selected the members of the Audit Committee based on the Board’s determination that the members are financially literate (as required by NASDAQ rules) and qualified to monitor the performance of management and the independent auditors and to monitor our disclosures so that our disclosures fairly present our business, financial condition and results of operations.

The Board has also determined that Mr. LaVecchia is an “audit committee financial expert” (as defined in the SEC rules) because he has the following attributes: (i) an understanding of generally accepted accounting principles in the United States of America (“GAAP”) and financial statements; (ii) the ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves; (iii) experience analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions. Mr. LaVecchia has acquired these attributes by means of having held various positions that provided relevant experience, as described in his biographical below.

The Audit Committee has the sole authority, at its discretion and at our expense, to retain, compensate, evaluate and terminate our independent auditors and to review, as it deems appropriate, the scope of our annual audits, our accounting policies and reporting practices, our system of internal controls, our compliance with policies regarding business conduct and other matters. In addition, the Audit Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Audit Committee.

The Audit Committee was formed on April 18, 2017. During the fiscal years ended February 28, 2019 and 2018, the committee held five meetings each year, and took various other actions via consent to actions without meetings.

The Audit Committee Charter was filed as Exhibit 99.1 to the Current Report on Form 8-K which we filed with the SEC on April 25, 2017.

Compensation Committee

The Compensation Committee, which is comprised exclusively of independent directors, is responsible for the administration of our stock compensation plans, approval, review and evaluation of the compensation arrangements for our executive officers and directors and oversees and advises the Board on the adoption of policies that govern the Company’s compensation and benefit programs. In addition, the Compensation Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Compensation Committee.

The Compensation Committee was formed on April 18, 2017. During the fiscal years ended February 28, 2019 and 2018, the committee held twelve and no meetings, and took various other actions via consent to actions without meetings.

The Compensation Committee Charter was filed as Exhibit 99.2 to the Current Report on Form 8-K which we filed with the SEC on April 25, 2017.

Nominating and Governance Committee

The Nominating and Governance Committee, which is comprised exclusively of independent directors, is responsible for identifying prospective qualified candidates to fill vacancies on the Board, recommending director nominees (including chairpersons) for each of our committees, developing and recommending appropriate corporate governance guidelines and overseeing the self-evaluation of the Board.

In considering individual director nominees and Board committee appointments, our Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and Board committees and to identify individuals who can effectively assist the Company in achieving our short-term and long-term goals, protecting our stockholders’ interests and creating and enhancing value for our stockholders. In so doing, the Nominating and Governance Committee considers a person’s diversity attributes (e.g., professional experiences, skills, background, race and gender) as a whole and does not necessarily attribute any greater weight to one attribute. Moreover, diversity in professional experience, skills and background, and diversity in race and gender, are just a few of the attributes that the Nominating and Governance Committee takes into account. In evaluating prospective candidates, the Nominating and Governance Committee also considers whether the individual has personal and professional integrity, good business judgment and relevant experience and skills, and whether such individual is willing and able to commit the time necessary for Board and Board committee service.

While there are no specific minimum requirements that the Nominating and Governance Committee believes must be met by a prospective director nominee, the Nominating and Governance Committee does believe that director nominees should possess personal and professional integrity, have good business judgment, have relevant experience and skills, and be willing and able to commit the necessary time for Board and Board committee service. The Company does not have a formal diversity policy. However, the Nominating and Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending individuals that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound business judgment using their diversity of experience in various areas. We believe our current directors possess diverse professional experiences, skills and backgrounds, in addition to (among other characteristics) high standards of personal and professional ethics, proven records of success in their respective fields and valuable knowledge of our business and our industry.

The Nominating and Governance Committee uses a variety of methods for identifying and evaluating director nominees. The Nominating and Governance Committee also regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or other circumstances. In addition, the Nominating and Governance Committee considers, from time to time, various potential candidates for directorships. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates may be evaluated at regular or special meetings of the Nominating and Governance Committee and may be considered at any point during the year.

The Committee evaluates director nominees at regular or special Committee meetings pursuant to the criteria described above and reviews qualified director nominees with the Board. The Committee selects nominees that best suit the Board’s current needs and recommends one or more of such individuals for election to the Board.

The Committee will consider candidates recommended by stockholders, provided the names of such persons, accompanied by relevant biographical information, and other information as required by the Company’s Bylaws, are properly submitted in writing to the Secretary of the Company in accordance with the Bylaws and applicable law. The Secretary will send properly submitted stockholder recommendations to the Committee. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Committee through other means. The Committee also may, in its discretion, consider candidates otherwise recommended by stockholders without accompanying biographical information, if submitted in writing to the Secretary.

The Nominating and Governance Committee was formed on April 18, 2017. During the fiscal years ended February 28, 2019 and 2018, the committee held eight and no meetings, respectively, and took various other actions via consent to actions without meetings.

The Nominating and Governance Committee Charter was filed as Exhibit 99.3 to the Current Report on Form 8-K which we filed with the SEC on April 25, 2017.

Stockholder Communications with the Board of Directors

In connection with all other matters other than the nomination of members of our board of directors (as described above), our stockholders and other interested parties may communicate with members of the board of directors by submitting such communications in writing to our Secretary, 2893 Executive Park Drive, Suite 201, Weston, Florida 33331, who, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular member of the board of directors, the communication will be forwarded to a Board member to bring to the attention of the Board.

Executive Sessions of the Board of Directors

The independent members of our board of directors meet in executive session (with no management directors or management present) from time to time. The executive sessions include whatever topics the independent directors deem appropriate.

Director Independence

The board of directors annually determines the independence of each director and nominee for election as a director. The Board makes these determinations in accordance with NASDAQ’s listing standards for the independence of directors and the SEC’s rules.

In assessing director independence, the Board considers, among other matters, the nature and extent of any business relationships, including transactions conducted, between the Company and each director and between the Company and any organization for which one of our directors is a director or executive officer or with which one of our directors is otherwise affiliated.

The Board has affirmatively determined that each of Mr. Pat LaVecchia, Mr. Doug Checkeris, and Mr. Simon Orange are independent. Furthermore, the Board has determined that Mr. Rupert Duchesne and Mr. Jamie Mendola, director nominees, are independent.

On February 11, 2019, the Company received a letter (the “Letter”) from The Nasdaq Listing Qualifications Staff of the Nasdaq Stock Market (“Nasdaq”) notifying the Company that, as a result of the resignation from the Board of Directors of the Company, on January 23, 2019, of Mr. Robert J. Post, the Company no longer complied with Nasdaq’s independent director requirement as set forth in Listing Rule 5605 which requires, among other things, that a majority of the Company’s Board of Directors be comprised of “independent directors” as defined in Rule 5605, and because as a result of Mr. Post’s resignation, the Company’s Board of Directors no longer consists of a majority of independent members, the Company is not in compliance with Listing Rule 5605.

Notwithstanding such non-compliance, Nasdaq has provided the Company a cure period in order to regain compliance as follows:

●     until the earlier of the Company’s next annual shareholders’ meeting or January 23, 2020; or

●     if the next annual shareholders’ meeting is held before July 22, 2019, then the Company must evidence compliance no later than July 22, 2019.

The Company must submit to Nasdaq documentation, including biographies of any new directors, evidencing compliance with the rules no later than the applicable date above. In the event the Company does not regain compliance by such date, Nasdaq rules require the Nasdaq staff to provide written notification to the Company that its securities will be delisted. At that time, the Company may appeal the delisting determination to a Hearings Panel.

In response to Mr. Post’s resignation and the receipt of the Letter, the Company has nominated Mr. Rupert Duchesne and Mr. Jamie Mendola, who the board of directors have determined are independent, for election at the annual meeting.

Code of Ethics

We maintain a Code of Ethics and Code of Business Conduct, which are applicable to all of our directors, officers and employees. These codes set forth ethical standards to which these persons must adhere and other aspects of accounting, auditing and financial compliance, as applicable. We undertake to provide a printed copy of these codes free of charge to any person who requests. Any such request should be sent to our principal executive offices attention: Chief Financial Officer.

We intend to disclose any amendments to our Code of Ethics and Code of Business Conduct and any waivers with respect to our Code of Ethics and Code of Business Conduct granted to our principal executive officer, our principal financial officer, or any of our other employees performing similar functions on our website at www.monakergroup.com, within four business days after the amendment or waiver. In such case, the disclosure regarding the amendment or waiver will remain available on our website for at least 12 months after the initial disclosure. There have been no waivers granted with respect to our Code of Ethics and Code of Business Conduct to any such officers or employees to date.

Whistleblower Protection Policy

On April 18, 2017, the Company adopted a Whistleblower Protection Policy (“Whistleblower Policy”) that applies to all of its directors, officers, employees, consultants, contractors and agents of the Company. The Whistleblower Policy has been reviewed and approved by the Board.

Report of Audit Committee

The following report of the Audit Committee does not constitute soliciting materials and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act, or the Exchange Act, except to the extent we specifically incorporate such report by reference therein.

AUDIT COMMITTEE REPORT

The Audit Committee represents and assists the board of directors in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of the Company’s internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee manages the Company’s relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

In connection with the audited financial statements of the Company for the years ended February 28, 2019 and 2018, the Audit Committee of the board of directors of the Company (1) reviewed and discussed the audited financial statements with the Company’s management; (2) discussed with the Company’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T and Exchange Act Regulation S-X, Rule 2-07; (3) received the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; (4) discussed with the independent auditors the independent auditors’ independence; and (5) considered whether the provision of non-audit services by the Company’s principal auditors is compatible with maintaining auditor independence.

Based upon these reviews and discussions, the Audit Committee recommended to the board of directors, and the board of directors approved, that the audited financial statements for the years ended February 28, 2019 and 2018 be included in the Company’s Annual Reports on Form 10-K for the years ended February 28, 2019 and 2018, respectively, for filing with the Securities and Exchange Commission.

The undersigned members of the Audit Committee have submitted this Report to the board of directors.

Audit Committee

/s/ Pat LaVecchia (Chairman)

/s/ Doug Checkeris

/s Simon Orange

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our executive officers (ages are as of the record date).

Name	Age	Executive Position
William Kerby	61	Chief Executive Officer and Vice Chairman of the Board of Directors
Omar Jimenez	58	Chief Financial Officer, Chief Operating Officer, Treasurer and Secretary

William Kerby, Chief Executive Officer and Vice Chairman of the Board of Directors

Mr. Kerby’s biographical information is presented below in Proposal 1, beginning on page 30.

Omar Jimenez, Chief Financial Officer, Chief Operating Officer, Treasurer, Secretary and Director

On September 19, 2016, Mr. Jimenez was appointed by the board of directors of the Company to the positions of Treasurer and Secretary of the Company. In January 2016, the board of directors of the Company appointed Omar Jimenez to the position of Chief Financial Officer and Chief Operating Officer of the Company. Mr. Jimenez has notified the board of directors that he is not standing for re-election as a member of the board of directors at the annual meeting. Mr. Jimenez has held a variety of senior financial management positions during his career. From May 2009 to January 2016, he served as the founder of MARMEL International, Inc., a company that provides accounting and consulting services. In addition, from June 2004 to May 2009 he served as President and Chief Financial Officer at American Leisure Holdings, Inc., focusing on leisure and business travel, hospitality & hotels, call centers and real estate development. Mr. Jimenez also served from April 2002 to June 2004 as Director of Operations for US Installation Group, Inc., a selling and installation group for The Home Depot, and CFO and VP of Onyx Group, Inc., a conglomerate with 700 employees and annual revenues exceeding $400 million. Mr. Jimenez is a Certified Public Accountant (CPA), Chartered Global Management Accountant (CGMA), Chartered Property Casualty Underwriter (CPCU), a Member of the AICPA and FICPA. Mr. Jimenez holds a B.B.A in Accounting and a B.B.A in Finance from the University of Miami and an M.B.A from Florida International University.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information concerning compensation earned by or paid to certain persons who we refer to as our “Named Executive Officers” for services provided for the fiscal years ended February 28, 2019, 2018 and February 28, 2017 (Fiscal 2019, Fiscal 2018 and Fiscal 2017, respectively). Our Named Executive Officers include persons who (i) served as our principal executive officer or acted in a similar capacity during Fiscal 2019, 2018 and 2017, (ii) were serving at fiscal year-end as our two most highly compensated executive officers, other than the principal executive officer, whose total compensation exceeded $100,000, and (iii) if applicable, up to two additional individuals for whom disclosure would have been provided as a most highly compensated executive officer, but for the fact that the individual was not serving as an executive officer at fiscal year-end.

Name and Principal Position	Fiscal Year Ended	Salary	Bonus		Stock Awards (a)		Option Awards	Non-Equity Inventive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
William Kerby, CEO and Vice Chairman of the Board (1), (3), (5), (6)	2019	$400,000	$160,000	(1)	$38,500	(9)	$-0-	$-0-	$-0-	$40,000	$638,500
	2018	$375,100	$-0-		$-0-		$-0-	$-0-	$-0-	$39,600	$414,700

	2017	$306,250	$-0-		$-0-		$-0-	$-0-	$-0-	$39,600	$345,850
Omar Jimenez, CFO, COO and Director (2), (4)	2019	$325,000	$40,000	(2)	$-0-		$-0-	$-0-	$-0-	$-0	$365,000
	2018	$325,643	$70,000	(8)	$-0-		$-0-	$-0-	$-0-	$-0-	$395,643
	2017	$231,250	$40,000	(8)	$107,200	(7)	$-0-	$-0-	$-0-	$-0-	$378,450

(a)	The value of the Stock Awards in the table above was calculated based on the fair value of such securities calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(1)	Effective on June 14, 2019, Mr. Kerby was granted a bonus for fiscal 2019 in the amount of $160,000, which is discussed in greater detail below under “Employment and Compensation Agreements” – “William Kerby, Employment Agreement”.

(2)	Bonus for fiscal 2019.

(3)	William Kerby currently receives an annual base salary of $400,000.

(4)	Omar Jimenez currently receives a base salary of $325,000.

(5)	William Kerby receives additional compensation in the form of a Car Allowance in the amount of $1,500 per month.

(6)	William Kerby received additional compensation in the form of a Merchant Banking Guarantee in the amount of $2,000 per month through November 1, 2018, when he began receiving $2,000 as a guaranty fee under his employment agreement, as discussed below.

(7)	On April 19, 2017, we issued Omar Jimenez, the Company’s Chief Financial Officer, Chief Operating Officer and director, 40,000 shares of restricted common stock valued at $107,200 or $2.68 per share as bonus compensation for the fiscal year ended February 28, 2017.

(8)	As of February 28, 2018, Omar Jimenez had accrued an unpaid contractual bonus of $170,000 of which $70,000 was accrued for the year ended February 28, 2018; $40,000 was accrued for the year ended February 28, 2017; and $60,000 was accrued for periods prior to February 28, 2017, each pursuant to the terms of his employment agreement. All previously accrued amounts have been paid to date.

(9)	On November 1, 2018, we issued Bill Kerby, the Company’s Chief Executive Officer and Vice Chairman of the Board, 25,000 shares of restricted common stock valued at $38,500 in connection with a sign-on bonus for entering into his employment agreement.

Outstanding Equity Awards at Fiscal Year-End

None.

Employment and Compensation Agreements

We have the following employment contracts in place with our Named Executive Officers:

William Kerby, Employment Agreement

On October 31, 2018, the Company entered into an Employment Agreement with William Kerby, its Chief Executive Officer and Vice Chairman of its board of directors. The agreement was effective as of November 1, 2018, and replaced and superseded the terms of Mr. Kerby’s prior employment agreement dated October 15, 2006.

The agreement remains in effect (renewing automatically on a month-to-month basis), until either party provides the other at least 30 days prior written notice of its intent to terminate the agreement, or until terminated as discussed below.

The agreement includes a non-compete provision, prohibiting Mr. Kerby from competing against the Company during the term of the agreement and for a period of 12 months after termination thereof (subject to certain exceptions described below), in any state or country in connection with (A) the offer of Alternative Lodging Rental properties (Vacation Home Rentals) which are distributed on a Business to Business Basis; (B) the commercial sale of specialty products sold by the Company during the six (6) months preceding the termination date; and (C) any services the Company commercially offered during the six (6) months prior to the termination date (collectively, the “Non-Compete”).

During the term of the agreement, Mr. Kerby is to receive a base salary of $400,000 per year, which may be increased at any time at the discretion of the Compensation Committee of the board of directors of the Company; an annual bonus payable at the discretion of the Compensation Committee, of up to 100% of his base salary (50% based on meeting short term goals and 50% based on meeting long-term goals, which are determined from time to time by the Compensation Committee); other bonuses which may be granted from time to time in the discretion of the Compensation Committee; 25,000 shares of common stock issued as a sign-on bonus under the terms of the Company’s 2017 Equity Incentive Plan; up to four weeks of annual paid time off, which can be rolled-over year to year, or which in the discretion of Mr. Kerby, can be required to be paid in cash at the end of any year or the termination of the agreement; and a car allowance of $1,500 per month during the term of the agreement.

The agreement provides Mr. Kerby with the option of receiving some or all of the base salary and/or any bonus in shares of the Company’s common stock, with such shares being based on the higher of (a) the closing sales price per share on the trading day immediately preceding the determination by Mr. Kerby to accept shares in lieu of cash; and (b) the lowest price at which such issuance will not require stockholder approval under the rules of the stock exchange where the Company’s common stock is then listed or Nasdaq ((a) or (b) as applicable, the “Share Price” and the “Stock Option”), provided that Mr. Kerby shall be required to provide the Company at least five business days prior written notice if he desires to exercise the Stock Option as to any payment of compensation, unless such time period is waived by the Company. The issuance of the shares described above is subject to the approval of the stock exchange where the Company’s common stock is then listed or Nasdaq, and where applicable, stockholder approval, and in the sole discretion of the board of directors, may be issued under, or outside of, a stockholder approved stock plan.

The agreement includes standard provisions relating to the reimbursement of business expenses, indemnification rights, rights to company property and inventions (which are owned by the Company), dispute resolutions, tax savings, clawback rights and provisions entitling Mr. Kerby to receive any fringe benefits offered by the Company to other executives (subsidized in full by Company) including, but not limited to, family coverage for health/medical/dental/vision, life and disability insurance, as well as amounts under the Company’s 401(k) Savings and Retirement.

Additionally, in consideration for Mr. Kerby having entered into numerous personal guarantees with the Airline Reporting Commission, sellers of travel services, merchant providers, financial institutions, associations and service providers on behalf of the Company, the Company agreed that, for as long as Mr. Kerby is employed by the Company, provides services under the agreement and is willing to continue to support the Company in connection with such guarantees, he will receive a $2,000 per month guarantee fee. In the event Mr. Kerby resigns for Good Reason (defined below), or his employment is terminated by the Company, the Company agreed to eliminate any and all guarantees within thirty (30) days, failing which, for each month the guarantees remain in place, the monthly guarantee fee will rise to $10,000 per month, until such time as the Company has assumed or terminated all such guarantees.

The agreement terminates upon Mr. Kerby’s death and can be terminated by the Company upon his disability (as described in the agreement), by the Company for Cause (defined below) or Mr. Kerby for Good Reason (defined below). For the purposes of the agreement, (A) “Cause” means (i) Mr. Kerby’s gross and willful misappropriation or theft of the Company’s or any of its subsidiary’s funds or property; or (ii) Mr. Kerby’s conviction of, or plea of guilty or nolo contendere to, any felony or crime involving dishonesty or moral turpitude; or (iii) Mr. Kerby materially breaches any obligation, duty, covenant or agreement under the agreement, which breach is not cured or corrected within thirty (30) days of written notice thereof from the Company (except for certain breaches which cannot be cured); or (iv) Mr. Kerby commits any act of fraud; and (B) “Good Reason” means (i) without the consent of Mr. Kerby, the Company materially reduces Mr. Kerby’s title, duties or responsibilities, without the same being corrected within ten (10) days after being given written notice thereof; (ii) the Company fails to pay any regular installment of base salary to Mr. Kerby and such failure to pay continues for a period of more than thirty (30) days; or (iii) a successor to the Company fails to assume the Company’s obligations under the agreement, without the same being corrected within thirty (30) days after being given written notice thereof.

In the event of termination of the agreement for death or disability by Mr. Kerby without Good Reason, or for Cause by the Company, Mr. Kerby is due all consideration due and payable to him through the date of termination. In the event of termination of the agreement by Mr. Kerby for Good Reason or the Company for any reason other than Cause (or if Mr. Kerby’s employment is terminated other than for Cause within six (6) months before or twenty-four (24) months following the occurrence of a Change of Control (defined in the agreement) of the Company), Mr. Kerby is due all consideration due and payable through the date of termination; a lump sum payment equal to twelve (12) months of base salary; continued participation in all benefit plans and programs of the Company for twelve (12) months after termination (or at the option of the Company, reimbursement of COBRA insurance premiums for substantially similar coverage as the Company’s plans); and the Non-Compete will not apply to Mr. Kerby.

The terms of the agreement were approved by the Company’s Compensation Committee, consisting solely of ‘independent’ members of the Company’s board of directors.

William Kerby 2019 Bonus

Effective on June 14, 2019, the Compensation Committee of the Board of Directors approved a bonus to be paid to Mr. William Kerby, the Chief Executive Officer of the Company (which bonus was ratified by the Board of Directors), equal to 40% of his base salary ($400,000 or a bonus of $160,000 (the “Bonus”)), for his efforts and actions on behalf of the Company during fiscal 2019. The Bonus, in the option of Mr. Kerby, was exercisable at any time prior to June 30, 2019, and could be paid:

(a)       in shares of the Company’s common stock (the “Stock Bonus Option” and the “Option Shares”). In the event that Mr. Kerby desired to exercise the Stock Bonus Option, he was required to provide written notice to the Company, and the Company would, subject to availability under the Plan, grant such Option Shares under the Plan, based on a value per Option Share equal to the closing sales price for the Company’s common stock on the Nasdaq Capital Market on June 14, 2019 ($3.20 per share); or

(b)       by way of the transfer/assignment from the Company to Mr. Kerby of shares of common stock held by the Company of (i) Verus International, Inc. (OTC Pink:VRUS)(“Verus”); (ii) Recruiter.com Group, Inc. (OTCQB:RCRT); and/or (iii) Bettwork Industries Inc. (OTC Pink:BETW)(collectively, the “Subsidiaries” and the “Subsidiary Option”). In the event that Mr. Kerby desired to exercise the Subsidiary Option, he was required to provide written notice to the Company, and the Company would take actions to transfer ownership of such amount of the common stock of the applicable Subsidiaries to Mr. Kerby equal in value to the Bonus, based on a value per share of the Subsidiaries common stock (as applicable) equal to the average of the closing sales prices for each applicable Subsidiary’s common stock on the last five trading days prior to, and not including, the date the notice to exercise the Subsidiary Option has been received by the Company.

Effective on June 17, 2019, Mr. Kerby exercised the Stock Bonus Option as to $41,000 of the amount owed in connection with the Bonus. In connection with such exercise the Company agreed to issue him 12,812 shares of common stock under the Plan, which shares have not been issued to date. Also effective on June 17, 2019, Mr. Kerby provided notice to the Company of the exercise of the Subsidiary Option, pursuant to which Mr. Kerby has requested that $119,000 of the Bonus be paid in shares of Verus’ common stock and as such, the Company agreed to transfer ownership of 5,042,373 shares of Verus’ common stock (based on an average five day closing price of $0.0236 per share) to Mr. Kerby, to satisfy the Bonus.

Omar Jimenez, Employment Agreement

Omar Jimenez has an employment agreement, dated January 21, 2016, with the Company. Mr. Jimenez is employed as the Chief Financial Officer and Chief Operating Officer of the Company. The employment agreement provides that Mr. Jimenez receives a base salary for such services at an annual rate of $325,000 per year, and is eligible for cash or common stock bonuses at the discretion of the board of directors. If the agreement is terminated by Mr. Jimenez for good reason (as defined in the agreement) or by the Company without cause, and other than due to Mr. Jimenez’s death or disability, Mr. Jimenez is due two calendar months of severance pay; if the agreement is terminated due to Mr. Jimenez’s disability, Mr. Jimenez, is due compensation through the remainder of the month during which he was terminated. The agreement includes a one year non-solicitation and non-competition clause following the date of the termination of the agreement, which non-competition clause prohibits him (without the prior written consent of the Company which consent will not be unreasonably withheld) from directly or through another person or another entity carrying on or being engaged in any business within North America which is competitive with the business of the Company, however the non-compete shall terminate in the event of a termination of employment by Mr. Jimenez for good reason or a termination by the Company other than for cause or disability.

Donald P. Monaco, Guaranty Compensation Agreement

On October 31, 2018, and effective November 1, 2018, the Company entered into a Guaranty Compensation Agreement with Donald P. Monaco, the Chairman of the Company’s board of directors. Pursuant to the Guaranty Compensation Agreement and in consideration for Mr. Monaco previously providing a personal guaranty to a financial institution in connection with our line of credit with such financial institution, we agreed that for as long as Mr. Monaco continues to serve on the board of directors of the Company and continues to maintain the guaranty (and any future guarantees he may provide), we would pay him a $2,000 per month guarantee fee (the “Guarantee Fee”). In the event (i) Mr. Monaco is not nominated for re-appointment to the board of directors at any meeting where directors of the Company are nominated for appointment (except in the event the Company adopts a classified Board and it is not yet Mr. Monaco’s year to be re-elected and/or in the event that Mr. Monaco is appointed via written consent of the stockholders without a meeting) or (ii) Mr. Monaco is removed from the board of directors by the stockholders of the Company (each (i) and (ii), as applicable, a “Triggering Termination” and the date of such Triggering Termination, the “Triggering Termination Date”), the Company will immediately use commercially reasonable best efforts to eliminate and terminate any and all of Mr. Monaco’s guarantees then in place. If all the guarantees are not terminated by the thirtieth (30th) day following a Triggering Termination Date, for each month the guarantees remain in place, beginning on the thirty-first (31st) day after the Triggering Termination Date, the monthly Guarantee Fee will increase to $10,000 per month. Notwithstanding the above, all Guarantee Fees will terminate upon the Company assuming or terminating such guarantees.

Compensation of Directors

The following table sets forth information concerning the total compensation that we have paid or that has accrued on behalf of our non-executive directors during the fiscal year ended February 28, 2019. Our executive directors do not receive compensation for their service on the board of directors separate from the compensation they receive as an executive officer of the Company, as described above.

Name	Fiscal Year	Fees Earned	Stock Awards	Option Awards	Non Equity Incentive Plan Comp	Non Qualified Deferred Comp	All other Compensation		Total
Pat LaVecchia, Director	2019	$-0-	$52,400	$-0-	$-0-	$-0-	$-0-		$52,400

Donald P. Monaco, Director	2019	$-0-	$183,400	$-0-	$-0-	$-0-	$8,000	(2)	$191,400

Doug Checkeris, Director	2019	$-0-	$52,400	$-0-	$-0-	$-0-	$-0-		$52,400

Simon Orange, Director	2019	$-0-	$65,500	$-0-	$-0-	$-0-	$-0-		$65,500

Robert J. Post, Director (1)	2019	$-0-	$6,750	$-0-	$-0-	$-0-	$-0-		$6,750

(1)	Resigned effective January 23, 2019.

(2)	Represents amounts paid under the Guaranty Compensation Agreement described above under “Employment and Compensation Agreements” - “Donald P. Monaco, Guaranty Compensation Agreement”.

On October 24, 2018, the board of directors, with the consent of the Compensation Committee of the Board, approved the issuance of 40,000 shares of common stock of the Company valued at $52,400, to each of Donald P. Monaco, Doug Checkeris and Pat LaVecchia, for past services rendered to the Board, which issuances were effective December 1, 2018, under the Plan.

Also effective on October 24, 2018, the board of directors, with the consent of the Compensation Committee of the Board, approved (a) compensation of 20,000 shares per year, issuable at the rate of 1/4th of such shares quarterly, to each non-executive member of the Board; (b) compensation of 5,000 shares per year, issuable at the rate of 1/4th of such shares quarterly, to each Chairperson of each Board committee of the Board; and (c) compensation of 10,000 shares per year, issuable at the rate of ¼th of such shares quarterly, to the Chairman of the Board, each under the terms of the Plan (collectively, the “Board Compensation Terms”).

On December 11, 2018, the board of directors approved the grant of (a) 50,000 restricted shares of common stock to Simon Orange; and (b) 100,000 shares of restricted shares of common stock to Donald P. Monaco, each members of the Board, in consideration for past services rendered to the Board.

In March 2019, the Company issued an aggregate of 26,250 shares of common stock under the Plan to the non-executive members of the Board pursuant to the Board Compensation Terms.

Securities Authorized for Issuance Under Equity Compensation Plans

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights as of February 28, 2019	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	—	$—	215,000
Equity compensation plans not approved by security holders	247,772	$3.75	—
Total	247,772	$3.75	215,000

Equity Compensation Plan Information

On August 25, 2017, the board of directors adopted, subject to the ratification by the majority stockholders, which occurred effective on September 13, 2017, the Company’s 2017 Equity Incentive Plan (the “Plan” or the “2017 Plan”). The Plan is intended to secure for the Company the benefits arising from ownership of the Company’s common stock by the employees, officers, directors and consultants of the Company, all of whom are, and will be, responsible for the Company’s future growth. The Plan is designed to help attract and retain for the Company, qualified personnel for positions of exceptional responsibility, to reward employees, officers, directors and consultants for their services to the Company and to motivate such individuals through added incentives to further contribute to the success of the Company.

The Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to any limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. Incentive stock options granted under the Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonqualified (non-statutory stock options) granted under the Plan are not intended to qualify as incentive stock options under the Code.

No incentive stock option may be granted under the Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of our Company or any affiliate of our Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant.

The Plan is administered by the board of directors of the Company and/or the Company’s Compensation Committee. Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the maximum aggregate number of shares of common stock which may be issued pursuant to awards under the Plan is 500,000 shares. Such shares of common stock shall be made available from the authorized and unissued shares of the Company. Pursuant to Proposal 2, beginning on page 35, we are seeking stockholder approval at the annual meeting to (a) increase by 1.5 million shares, the number of awards available for issuance under the Plan, which increase was previously approved by the board of directors on June 26, 2019; and (b) clarify the effect that shares of common stock surrendered or withheld to pay the exercise price of a stock option or to satisfy tax withholding or other requirements will have on the number of shares available for future grants under the Plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Except as discussed below, referenced below, or otherwise disclosed above under “Executive Compensation”, beginning on page 17, there have been no transactions since March 1, 2017, and there is not currently any proposed transaction, in which the Company was or is to be a participant, where the amount involved exceeds $120,000, and in which any officer, director, or any stockholder owning greater than five percent (5%) of our outstanding voting shares, nor any member of the above referenced individual’s immediate family, had or will have a direct or indirect material interest.

From February 6, 2017 to March 10, 2017, the Company raised $1,550,000 from the sale of 310,000 units, each consisting of one share of restricted common stock and one warrant to purchase one share of common stock (the “Units”), to fourteen accredited investors in a private offering, at $5.00 per Unit. Investors in the offering included an entity owned by Donald P. Monaco, the Company’s Chairman (40,000 Units for $200,000), and Robert J. Post, the Company’s then director (20,000 Units for $100,000). The warrants had an exercise price of $5.00 per share and a term of three years, and include no cashless exercise rights.

On April 19, 2017, we issued 40,000 shares of common stock to Omar Jimenez, a member of the board of directors and an executive of the Company, valued at $107,200, as a fiscal year-ended February 28, 2017 employee bonus.

On August 11, 2017, the Company closed the transactions contemplated by the Common Stock and Warrant Purchase Agreement, entered into by the Company on July 31, 2017 (the “Purchase Agreement”), with certain accredited investors named therein (collectively, the “Purchasers”). Under the terms of the Purchase Agreement, the Company sold the Purchasers an aggregate of 613,000 shares of common stock (the “Shares”) and 613,000 warrants to purchase one share of common stock (the “Offering Warrants” and together with the Shares, the “Securities”). The combined purchase price for one Share and one Offering Warrant to purchase one share of common stock in the Private Placement offering was $5.00. William Kerby, the Chief Executive Officer and director of the Company, purchased $50,000 of the Securities (10,000 Shares and Offering Warrants); Simon Orange, a member of the board of directors of the Company, purchased $175,000 of the Securities (35,000 Shares and Offering Warrants); Donald P. Monaco, the Chairman of the board of directors of the Company, purchased $175,000 of the Securities (35,000 Shares and Offering Warrants); Pat LaVecchia, a member of the board of directors of the Company, purchased $10,000 of the Securities (2,000 Shares and Offering Warrants); and Robert J. Post, a then member of the board of directors of the Company, purchased $25,000 of the Securities (5,000 Shares and Offering Warrants). Additionally, Stephen Romsdahl, a significant stockholder of the Company, purchased $50,000 of the Securities (10,000 Shares and Offering Warrants) and another non-related party, who is a key distributor of the Company, purchased $100,000 of the Securities (20,000 Shares and Offering Warrants).

A required term of the Offering was that William Kerby, our Chief Executive Officer and Donald P. Monaco, our Chairman, on behalf of themselves and the entities which they control, convert the 1,869,611 shares of Series A 10% Cumulative Convertible Preferred Stock (“Series A Preferred Stock”) beneficially owned by them into 1,495,689 shares of common stock of the Company, which conversions were effective July 28, 2017.

As additional consideration for Pacific Grove agreeing to participate in the Offering as a Purchaser, the Company entered into a Board Representation Agreement with Pacific Grove. Pursuant to the Board Representation Agreement, Pacific Grove was provided the right to designate one person to be nominated for election to the Company’s board of directors (the “Board Appointment Rights”) for so long as (i) Pacific Grove together with its affiliates beneficially owned at least 4.99% of the Company’s common stock, or (ii) Pacific Grove together with its affiliates beneficially owned at least 75% of the securities purchased in the Company’s August 2017 offering. As of the record date, Pacific Grove, held less than 4.99% of the Company’s common stock and less than 75% of the securities purchased in the Company’s August 2017 offering and as such the Board Appointment Rights have expired.

On August 24, 2017, and effective on August 22, 2017, we entered into a Debt Conversion and Voting Agreement with Mark A. Wilton, a significant stockholder of the Company (the “Debt Conversion Agreement”). Pursuant to the Debt Conversion Agreement, we converted various promissory notes which Mr. Wilton held in the Company, which had an aggregate principal balance of $1,409,326 and were due and payable on December 17, 2017 (the “Wilton Notes”), into 281,866 shares of our restricted common stock. The conversion was undertaken pursuant to the forced conversion terms of the Wilton Notes, which allowed us to force the conversion of the Wilton Notes into common stock at a conversion price equal to 80% of the 5 day trailing average closing price of our common stock prior to conversion. Additionally, pursuant to the Debt Conversion Agreement, we agreed to pay Mr. Wilton $45,000 in cash, payable at the rate of $15,000 per month in September, October and November, 2017, and Mr. Wilton agreed (a) to vote (and provided William Kerby, our Chief Executive Officer, and any other individual who is designated by us in the future, a proxy to vote), all of the voting shares held by him, in favor of any proposals recommended by the board of directors of the Company, and (b) to not transfer any of the voting shares which he held, subject to certain exceptions, until the earlier of August 22, 2020 and the date we provide Mr. Wilton notice of the termination of such voting proxy. We and Mr. Wilton also provided each other general releases pursuant to the Debt Conversion Agreement.

On December 12, 2017, we received $105,000 from Monaco Investment Partners II, LP, whose managing general partner is Donald P. Monaco, the Chairman of the Company and issued 21,000 shares of common stock in connection with the exercise of a warrant to purchase 21,000 shares of common stock, which had an exercise price of $5.00 per share.

On January 10, 2018, we received $1,203,563 from Pacific Grove, a greater than 10% stockholder of the Company, and issued 458,500 shares of common stock in connection with a First Amendment to Warrant. Pursuant to the First Amendment to Warrant Agreement, Pacific Grove exercised warrants to purchase 350,000 shares of common stock at a reduced exercise price of $2.625 per share. Additionally, Pacific Grove exercised penalty warrants to purchase 108,500 shares of common stock at a reduced exercise price of $2.625 per share.

As a result of the reduction in the exercise price of the Pacific Grove warrants which was agreed to pursuant to the First Amendment to Warrant, the anti-dilution provisions of the Purchase Agreement were triggered. The Purchasers were issued a total of 14,458 shares of the Company’s common stock valued at $70,483 in connection with such anti-dilution rights.

On January 11, 2018, we received $130,200 from Donald P. Monaco Insurance Trust, of which Donald P. Monaco is the trustee and the Chairman of the board of directors Company, and issued 24,800 shares of common stock in connection with the exercise of warrants to purchase 24,800 shares of common stock which had an exercise price of $5.25 per share.

On January 11, 2018, we received $10,500 from William Kerby, the Chief Executive Officer of the Company, and issued 2,000 shares of common stock in connection with the exercise of a warrant to purchase 2,000 shares of common stock, which had an exercise price of $5.25 per share.

On January 11, 2018, we received $95,000 from Monaco Investment Partners II LP, of which Donald P. Monaco is the managing general partner and the Chairman of the board of directors of the Company, and issued 19,000 shares of common stock in connection with the exercise of a warrant to purchase 19,000 shares of common stock, which had an exercise price of $5.00 per share.

On January 11, 2018, we received $200,000 from Charcoal Investment Ltd, which entity is owned by Simon Orange, a member of the board of directors of the Company, and issued 40,000 shares of common stock in connection with the exercise of a warrant to purchase 40,000 shares of common stock, which had an exercise price of $5.00 per share.

Dividends in arrears on the previously outstanding Series A Preferred Stock shares totaled $1,102,066 and $1,102,066 as of February 28, 2019 and February 28, 2018, respectively. These dividends will only be payable when and if declared by the Board. The dividends are owed to Donald P. Monaco, our Chairman, and William Kerby, our Chief Executive Officer and a director.

On January 29, 2018, we received $78,225 from The Stadlin Trust dated 5/25/01 and issued 29,800 shares of common stock in connection with a First Amendment to Warrant Agreement. Pursuant to the First Amendment to Warrant Agreement, The Stadlin Trust exercised warrants to purchase 20,000 shares of common stock at a reduced exercise price of $2.625 per share. Additionally, Pacific Grove exercised penalty warrants to purchase 9,800 shares of common stock at a reduced exercise price of $2.625 per share.

As a result of the reduction in the exercise price of the The Stadlin Trust warrants which was agreed to pursuant to the First Amendment to Warrant, the anti-dilution provisions of the Purchase Agreement were triggered. The Purchasers were issued a total of 1,220 shares of the Company’s common stock valued at $5,946 in connection with such anti-dilution rights.

As a result of the anti-dilutive transactions above, a total of 14,458 shares of common stock were issued to the Purchasers (the “Liquidated Damage Shares”) and the exercise price of the warrants sold pursuant to the Purchase Agreement and granted as liquidated damages, as discussed below, was automatically adjusted from the original exercise price of $5.25 per share to $5.09 per share.

As a result of the liquidated damage provisions triggered by our failure to timely obtain an uplisting to the Nasdaq Capital Market, penalty warrants to purchase a total of 465,066 shares of common stock were granted to the Purchasers and the agent in the offering, of which warrants to purchase 265,300 shares of common stock have been exercised to date and which 265,300 shares of common stock have been issued in connection with the exercises thereof and warrants to purchase 199,766 shares of common stock remain unexercised as of the date of this Report.

On July 28, 2018, we borrowed $200,000 from the Donald P. Monaco Insurance Trust, of which Donald P. Monaco is the trustee and Chairman of the board of directors of the Company (the “Monaco Trust”). The loan is evidenced by a Promissory Note in the amount of up to $300,000 (the “Monaco Trust Note”). The amount owed pursuant to the Monaco Trust Note accrues interest at the rate of 12% per annum (18% upon the occurrence of an event of default) and was due and payable on September 30, 2018, provided that the note may be prepaid at any time without penalty. The Monaco Trust Note contains standard and customary events of default. This note was repaid on October 2, 2018 through funds raised in our public offering which closed on October 2, 2018.

On August 23, 2018, we borrowed $300,000 from the Monaco Trust. The loan is evidenced by a Promissory Note in the amount of $300,000 (the “2nd Monaco Trust Note”). The amount owed pursuant to the 2nd Monaco Trust Note accrues interest at the rate of 12% per annum (18% upon the occurrence of an event of default) and was due and payable on September 30, 2018, provided that the note may be prepaid at any time without penalty. The 2nd Monaco Trust Note contains standard and customary events of default. This note was repaid on October 2, 2018 through funds raised in our public offering which closed on October 2, 2018.

On August 14, 2018, William Kerby, the Chief Executive Officer of the Company loaned the Company $20,000, which was evidenced by a Promissory Note dated August 14, 2018. The loan is evidenced by a Promissory Note in the amount of $20,000 (the “Kerby Note”). The amount owed pursuant to the Kerby Note accrues interest at the rate of 12% per annum (18% upon the occurrence of an event of default) and was due and payable on September 30, 2018, provided that the note may be prepaid at any time without penalty. The Kerby Note contains standard and customary events of default. On September 26, 2018, Mr. Kerby advanced an additional $7,500 for operating expenses under the same terms and conditions of the $20,000 Promissory Note; however, the Promissory Note was not amended, nor was a new note entered into for the $7,500 advance. This Promissory Note, along with the $7,500 advance, was repaid on October 2, 2018 through funds raised in our public offering which closed on October 2, 2018.

On November 29, 2018 and December 6, 2018, we entered into Stock Purchase Agreements with each of (a) the Donald P. Monaco Insurance Trust, of which Donald P. Monaco is the trustee and the Chairman of the board of directors of the Company; and (b) Charcoal Investment Ltd, which entity is owned by Simon Orange, a member of the board of directors of the Company, respectively (collectively, the “Purchasers” and the “Stock Purchase Agreements”). Pursuant to the Stock Purchase Agreements, the Company agreed to sell each of the Purchasers 428,572 shares of restricted common stock (857,144 in total) of Bettwork Industries Inc. (“Bettwork”), which the Company then held (out of the 7 million shares of restricted common stock obtained by the Company pursuant to that certain Debt Conversion Agreement entered into with Bettwork, dated July 3, 2018, as previously disclosed) for an aggregate of $300,000 ($600,000 in total), or $0.70 per share. The purchase price for the Bettwork shares was determined by the board of directors of the Company, based on among other things, the recent trading prices of Bettwork’s common stock on the OTC Pink Market, as publicly reported. As additional consideration for entering into the Stock Purchase Agreements, the Company granted each of the Purchasers an option to acquire an additional 1,000,000 shares of restricted common stock of Bettwork for $700,000 ($0.70 per share), which option is exercisable by the applicable Purchaser at any time prior to the twenty-four (24) month anniversary of the closing date of the applicable Stock Purchase Agreement.

On October 10, 2018, we entered into a Promissory Note with Bettwork, a related party, in the amount of $200,000 which was amended and superseded by an Amended Promissory Note dated October 19, 2018, in the amount of $230,000 (the “Bettwork Note”). The Bettwork Note bears interest at 12% per year and matured on February 28, 2019. All interest and the principal balance are due and payable on the maturity date. The Bettwork Note includes a “Default Rate” of eighteen percent (18.0%) per annum and is secured by all of the outstanding preferred stock shares held by the Chairman of the board of directors of Bettwork (which provide for super-majority voting rights) and Bettwork is precluded from issuing additional shares of common stock or preferred stock without consent from Monaker. In November 2018, a payment of $40,000 was received and the outstanding principal balance of the Bettwork Note as of February 28, 2019 and February 28, 2018 is $190,000 and $0, respectively. An allowance for bad debt of $190,000 (i.e., 100%) was reserved against the Bettwork Note as of February 28, 2019; this amount was recognized as a bad debt expense and is included in general and administrative expenses.

On February 4, 2019, the Company borrowed $150,000 from the Monaco Trust. The loan is evidenced by a Promissory Note in the amount of up to $700,000 (the “2019 Monaco Trust Note”). The amount owed pursuant to the 2019 Monaco Trust Note accrues interest at the rate of 12% per annum (18% upon the occurrence of an event of default) and is due and payable on February 1, 2020, provided that the note may be prepaid at any time without penalty. The 2019 Monaco Trust Note contains standard and customary events of default. The balance of the 2019 Monaco Trust Note ($550,000) can be accessed by the Company at any time over the next 12 months with the approval of Mr. Monaco. On February 14, 2019, the Company borrowed an additional $200,000 from the Monaco Trust under the Note and on March 27, 2019, the Company borrowed an additional $250,000 from the Monaco Trust under the Note for a total borrowed from the 2019 Monaco Trust Note of $600,000 and a remaining balance of $100,000 which can be accessed by the Company at any time prior to the maturity date of the Note. The loan was repaid on April 29 2019, from funds raised in the Underwritten Offering (discussed below).

From October 3, 2018, through February 28, 2019, Omar Jimenez (Chief Operating Officer, Chief Financial Officer and Director of the Company), has advanced the Company $607,000 to meet operating and capital expenses. $491,000 of the advances were repaid through February 28, 2019 for a balance due Mr. Jimenez of $116,000 as of February 28, 2019. In March 2019, Mr. Jimenez advanced the Company an additional $328,000 and, in April 2019, Mr. Jimenez advanced the Company an additional $112,000 for a total of $440,000 of which $250,000 was repaid on March 28, 2019. In summary, Mr. Jimenez has advanced the Company $1,047,000 for operating and capital expenses of which $741,000 has been repaid which amounts to a balance due to Mr. Jimenez of $306,000 as of April 29, 2019. The amount advanced was repaid on April 29, 2019, from funds raised in the Underwritten Offering (defined below).

On March 5, 2019, a First Amendment to Warrant agreement (the “Amendment”) between the Company and the Monaco Trust, became effective and binding on the parties. Pursuant to the Amendment, the Company and the Monaco Trust agreed to reduce the exercise price of warrants to purchase 35,750 shares of common stock of the Company which were acquired by the Monaco Trust pursuant to the Common Stock and Warrant Purchase Agreement entered into between the Company and the purchasers named therein (including the Trust) dated July 31, 2017 and in consideration for liquidated damages due pursuant to the terms thereof, from $5.23 per share to $2.85 per share, in consideration for the Monaco Trust’s immediate exercise of such warrants for cash.

Total consideration received by the Company from the exercise of the 35,750 warrants exercised by the Monaco Trust was $101,887.50.

On April 3, 2019, the Company borrowed $125,000 from William Kerby, the Chief Executive Officer and member of the board of directors of the Company. The amount borrowed was evidenced by a Promissory Note dated April 3, 2019. The amount borrowed pursuant to the note accrues interest at 12% per annum (18% upon the occurrence of an event of default) and was due and payable on April 30, 2019, provided that Mr. Kerby agreed to extend the due date pending the receipt of funds from the Underwritten Offering. The loan was repaid on May 2, 2019, from funds raised in the Underwritten Offering (discussed below).

On March 12, 2019, and effective on February 28, 2019, we and Bettwork entered into a First Amendment to Amended Promissory Note (the “Note Amendment”), which amended that certain Amended Promissory Note dated October 19, 2018, in the initial amount of $230,000, evidencing amounts owed pursuant to the October 10, 2018 Bettwork Note, described above. The Note Amendment amended the Bettwork Note to: (a) extend the maturity date thereof from February 28, 2019 to August 31, 2019; (b) provide Monaker the right to convert the principal and accrued interest owed under the Bettwork Note into common stock of Bettwork at a conversion price of $0.75 per share (as equitably adjusted for stock splits and recapitalizations); and (c) provide that Bettwork is required to provide Monaker at least 10 days written notice before any prepayment of the Bettwork Note. The Note Amendment also included a beneficial ownership limit, prohibiting Monaker from converting the Bettwork Note, if doing so would result in Monaker (together with its affiliates and/or any persons acting as a group together with Monaker) beneficially owning more than 19.99% of Bettwork’s outstanding common stock after giving effect to such conversion, provided that, at the election of Monaker and with at least 61 days’ written notice to Bettwork, such beneficial ownership limitation may be decreased (but not increased) to whatever percentage Monaker shall determine. The Bettwork Note had a balance of $190,000 at the time of the parties’ entry into the Note Amendment. Interest and principal have been paid through the date of the original maturity (in the amount of $40,000 of principal and $9,255 of interest as of February 28, 2019) and this Note Amendment is an extension to pay the principal, under the same terms and conditions as the Bettwork Note.

The Bettwork Note bears interest at the rate of 12% per year, payable on maturity. The Bettwork Note includes a “Default Rate” of eighteen percent (18.0%) per annum, is secured by all of the outstanding preferred stock shares held by the Chairman of the board of directors of Bettwork (which provides for super-majority voting rights) and Bettwork is precluded from issuing additional shares of common stock or preferred stock without consent from Monaker.

On April 25, 2019, we entered into an underwriting agreement (the “Underwriting Agreement”) with the several Underwriters named in the Underwriting Agreement (the “Underwriters”) for whom Roth Capital Partners, LLC acted as representative, relating to the public offering, issuance and sale by the Company of 870,000 shares of common stock, at an offering price to the public of $2.00 per share. Under the terms of the Underwriting Agreement, the Company granted the Underwriters a 45-day option to purchase up to an additional 130,500 shares of common stock which was exercised by the Underwriters. The offering was made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-224309), that was filed with the SEC, including the related prospectus, dated April 17, 2018, as supplemented by a prospectus supplement dated April 25, 2019.

The Underwriters sold 75,000 shares of common stock to an entity controlled by Donald P. Monaco, a director and chairman of the Company’s board, 100,000 shares of common stock to Simon Orange, a member of the Company’s board, and 25,000 shares of common stock, to William Kerby, our Chief Executive Officer and member of the Company’s board, at the $2.00 per share public offering price.

In total, the Company sold 1,000,500 shares of common stock in the offering and net proceeds disbursed to the Company from the offering were $1.785 million, after deducting the underwriting discount (7%) and expenses of the underwriters.

Pursuant to the Underwriting Agreement, we agreed, subject to certain exceptions, until July 24, 2019 (a period of 90 days after the date of the offering), not to offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of our equity or equity equivalent securities.

As a result of the offering, the exercise price of the warrants to purchase 724,000 shares of common stock granted as part of the Company’s October 2, 2018 registered offering were automatically adjusted from $2.85 per share to $2.00 per share.

Review and Approval of Related Party Transactions

The Audit Committee of the board of directors is tasked with reviewing and approving any issues relating to conflicts of interests and all related party transactions of the Company (“Related Party Transactions”). The Audit Committee, in undertaking such review and approval, will analyze the following factors, in addition to any other factors the Audit Committee deems appropriate, in determining whether to approve a Related Party Transaction: (1) the fairness of the terms for the Company (including fairness from a financial point of view); (2) the materiality of the transaction; (3) bids / terms for such transaction from unrelated parties; (4) the structure of the transaction; (5) the policies, rules and regulations of the U.S. federal and state securities laws; (6) the policies of the Committee; and (7) interests of each related party in the transaction.

The Audit Committee will only approve a Related Party Transaction if the Audit Committee determines that the terms of the Related Party Transaction are beneficial and fair (including fair from a financial point of view) to the Company and are lawful under the laws of the United States. In the event multiple members of the Audit Committee are deemed a related party, the Related Party Transaction will be considered by the disinterested members of the board of directors in place of the Committee.

In addition, our Code of Ethics (described above under “Code of Ethics” on page 14), which is applicable to all of our employees, officers and directors, requires that all employees, officers and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership in our common stock and other equity securities, on Form 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish our company with copies of all Section 16(a) reports they file.

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of our common stock to file reports of their ownership of, and transactions in, our common stock with the SEC and to furnish us with copies of the reports they file. Based solely upon our review of the Section 16(a) filings that have been furnished to us and representations by our directors and executive officers (where applicable), we believe that all filings required to be made under Section 16(a) during the year ended February 28, 2019 were timely made, except that Donald P. Monaco, our Chairman, inadvertently failed to timely file two Form 4s, and as a result three transactions were not reported on a timely basis, William Kerby, our Chief Executive Officer and director, inadvertently failed to timely file one Form 4, and as a result one transaction was not reported on a timely basis, Pat LaVecchia, a director, inadvertently failed to timely file two Form 4s, and as a result two transactions were not reported on a timely basis, Robert J. Post, our former director, inadvertently failed to timely file two Form 4s, and as a result two transactions were not reported on a timely basis, Pacific Grove, a then greater than 10% stockholder of the Company, failed to timely file two Form 4s, and as a result two transactions were not reported on a timely basis, Doug Checkeris, a director, inadvertently failed to timely file one Form 4, and as a result one transaction was not reported on a timely basis and Simon Orange, a director, inadvertently failed to timely file one Form 4, and as a result one transaction was not reported on a timely basis.

Pursuant to SEC rules, we are not required to disclose in this proxy statement any failure to timely file a Section 16(a) report that has been disclosed by us in a prior proxy statement.

PROPOSAL 1

ELECTION OF DIRECTORS

At the annual meeting, seven directors have been nominated to be elected to hold office until the 2021 annual meeting of stockholders and until their respective successors are duly elected and qualified.

The Nominating and Governance Committee has recommended, and the board of directors has selected, the following nominees for election as members of the Board:

● William Kerby	● Doug Checkeris
● Pat LaVecchia	● Simon Orange
● Donald P. Monaco	● Rupert Duchesne
● Jamie Mendola

All of the director nominees, other than Mr. Duchesne and Mr. Mendola, are current members of the board of directors of the Company. Omar Jimenez, a current member of the board of directors, has advised the board of directors that he is not standing for re-election at the annual meeting.

If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. We are not aware of any nominee who will be unable to, or for good cause will not, serve as a director.

The Company’s Nominating Committee has reviewed the qualifications of the director nominees and has recommended each of the nominees for election to the Board.

We believe that each of our directors possesses high standards of personal and professional ethics, character, integrity and values; an inquisitive and objective perspective; practical wisdom; mature judgment; diversity in professional experience, skills and background and a proven record of success in their respective fields; and valuable knowledge of our business and industry. Moreover, each of our directors is willing to devote sufficient time to carrying out his or her duties and responsibilities effectively and is committed to serving us and our stockholders. Set forth below is a brief description of the specific experiences, qualifications and skills attributable to each of our directors that led the board of directors, as of the date of this proxy statement, to its conclusion that such director should serve as a director of the Company. Director nominee ages set forth below are as of the record date.

THE BOARD OF DIRECTORS RECOMMENDS

VOTING “FOR” EACH OF THE NOMINEES LISTED BELOW.

William Kerby (Age 61)

Chief Executive Officer and Vice-Chairman of the Board of Directors

Director Since 2008

William Kerby is the Founder, Vice-Chairman, and CEO of Monaker Group, Inc. From July 2008 to present, he has been the architect of the Monaker model, overseeing the development and operations of the Company’s Travel, Real Estate and Television Media divisions. In October 2012, Monaker transferred its real estate assets into a public company - Verus International, Inc., formerly Realbiz Media Group, Inc., where Mr. Kerby served as CEO until August 2015 and on the Board until April of 2016. In July 2015, the decision was made to separate the Television and Real Estate operations from Monaker thereby allowing management to focus all efforts on the development of its travel operations. From April 2002 to July 2008, Mr. Kerby served as the CEO of various media and travel entities that ultimately became part of Extraordinary Vacations Group. Operations included Cruise & Vacation Shoppes, Maupintour Extraordinary Vacations, Attaché Travel and the Travel Magazine - a TV series of 160 travel shows. From February 1999 to April 2002, Mr. Kerby founded and managed Travelbyus, a publicly- traded company on the TSX and NASD Small Cap. The launch included an intellectually patented travel model that utilized technology-based marketing to promote its travel services and products. Mr. Kerby negotiated the acquisition and financing of 21 companies encompassing multiple tour operators, 2,100 travel agencies, media that included print, television, outdoor billboard and wireless applications and leading edge technology in order to build and complete the Travelbyus model. The company had over 500 employees, gross revenues exceeding $3 billion and a Market Cap over $900 million. From June 1989 to January 1999, Mr. Kerby founded and grew Leisure Canada – a company that included the Master Franchise for Thrifty Car Rental British Columbia, TravelPlus (a nationwide Travel Agency), Bluebird Holidays (an international tour company with operations in the U.S., Canada, Great Brittan, France, South Africa and the South Pacific) and Canadian Traveler (a travel magazine). Leisure Canada was acquired in May 1998 by Wilton Properties, a Canadian company developing hotel and resort properties in Cuba. From October 1980 through June 1989, Mr. Kerby worked in the financial industry as an investment advisor. Mr. Kerby graduated from York University in May 1980 with a Specialized Honors Economics degree. We selected Mr. Kerby to serve on our Board because he brings to the board extensive knowledge of the travel industry. Having served in senior corporate positions in many travel related companies, he has a vast knowledge of the industry.

Director Qualifications:

The Company believes that Mr. Kerby’s experience in the travel and leisure industry allows him to contribute business expertise and qualifies him to be a member of the Board.

Pat LaVecchia (Age 52)

Director

Director Since 2011

Pat LaVecchia has served as a member of the board of directors since 2011. Mr. LaVecchia has been a founding principal and Managing Member of LaVecchia Capital LLC (“LaVecchia Capital”), a merchant banking and investment firm, since 2007 and has over 20 years of experience in the financial industry. Mr. LaVecchia has built and run several major Wall Street groups and has extensive expertise in capital markets, including initial public offerings, secondary offerings, raising capital for private companies and PIPEs as well as playing the leading role in numerous mergers, acquisitions, private placements and high yield transactions. Prior to forming LaVecchia Capital, Mr. LaVecchia ran several groups at major firms including: Managing Director and Head of the Private Equity Placement Group at Bear, Stearns & Company (1994 to 1997); Group Head of Global Private Corporate Equity Placements at Credit Suisse First Boston (1997 to 2000); Managing Director and Group Head of the Private Finance and Sponsors Group at Legg Mason Wood Walker, Inc (2001 to 2003); co-founder and Managing Partner of Viant Group (2003-2005) and Managing Director and Head of Capital Markets at FTN Midwest Securities Corp. (2005 to 2007). Mr. LaVecchia received his B.A., magna cum laude (and elected to Phi Beta Kappa), from Clark University and an M.B.A. from The Wharton School of the University of Pennsylvania with a major in Finance and a concentration in Strategic Planning. In the past, Mr. LaVecchia has served on several public company boards, including as Vice Chairman of InfuSystems, Inc. (INFU). Mr. LaVecchia also served on the Verus International, Inc., formerly RealBiz Media Group, Inc. board of directors from April 2014 until April 2016. Mr. LaVecchia is also currently a managing partner of Sapphire Capital Management. Mr. LaVecchia also sits on several advisory boards and non-profit boards.

Director Qualifications:

The Company believes that Mr. LaVecchia’s investment banking and business experience allows him to contribute business and financing expertise and qualifies him to be a member of the Board.

Donald P. Monaco (Age 66)

Chairman

Director since August 2011

Donald P. Monaco has served as a member of the board of directors since August 2011. Mr. Monaco served on the Verus International, Inc., formerly RealBiz Media Group, Inc. board of directors from October 2012 until April 2016. Mr. Monaco is the owner of Monaco Air Duluth, LLC, a full service, fixed-base operator aviation services business at Duluth International Airport serving airline, military and general aviation customers since November 2005; a partner in Lark O’ the Lake, LLC since April 2015; and the principal owner of the Duluth Flying Club, LLC since May 2015. Mr. Monaco also serves as a Commissioner on the Metropolitan Airports Commission in Minneapolis-St. Paul and is Vice-Chairman and Director at Republic Bank in Duluth, Minnesota. Mr. Monaco is the President and Chairman of the Monaco Air Foundation, Treasurer of Honor Flight Northland, Treasurer of the Duluth Aviation Institute, and a member of the Duluth Chamber of Commerce Military Affairs Committee. Mr. Monaco spent over 18 years as a Partner and Senior Executive and served 28 years as an international information technology and business management consultant with Accenture in Chicago, Illinois. Mr. Monaco holds B.S. and M.S. degrees in Computer Science Engineering from Northwestern University.

Director Qualifications:

We selected Mr. Monaco to serve on our Board because he brings a strong business background to the Company, and adds significant strategic, business and financial experience. Mr. Monaco’s business background provides him with a broad understanding of the issues facing us, the financial markets and the financing opportunities available to us.

Doug Checkeris (Age 63)

Director

Director since September 2012

Doug Checkeris has served as a member of the board of directors since September 2012. Mr. Checkeris also served as the Company’s Chief Marketing Officer from February 2012 to February 2014. Mr. Checkeris is a Senior Media and Advertising Executive with nearly three decades of hands-on management in all facets of interactive media. Mr. Checkeris’s work experience includes 14 years of service with Mediacom where he rose through the ranks to become the CEO for Mediacom North America, until recently headquartered in New York. With close to $18 billion in global billings, 4,600 employees, and 116 offices in 89 countries, Mediacom provides and specializes in business-building media solutions for some of the world’s largest, well-known advertisers. Previous to Mediacom, Mr. Checkeris started his career in a media company in Toronto, Canada, and was a partner when the company was acquired by Grey Worldwide and the WPP. Mr. Checkeris served on the Verus International, Inc., formerly RealBiz Media Group, Inc. board of directors from October 2012 until April 2016.

Director Qualifications:

We selected Mr. Checkeris to serve on our Board because he brings to the board extensive knowledge of the media industry. Having served in senior corporate positions in many media related companies, Mr. Checkeris has a vast knowledge of the industry.

Simon Orange (Age 51)

Director

Director since January 2017

Simon Orange has served as a member of the board of directors since January 2017. Mr. Orange is the founding partner and chairman of CorpAcq, a corporate acquisitions and investments company located in the United Kingdom. Mr. Orange served as the chairman of CorpAcq from 2006 to 2009 and from April 2014 to present. At CorpAcq, Mr. Orange is responsible for identifying and negotiating acquisitions in conjunction with its corporate finance partners, as well as overseeing strategic development, funding, and partnerships. Following a “buy and build” approach, CorpAcq maintains long-term investments in a diverse portfolio of successful businesses. Currently comprised of over 30 portfolio companies’, CorpAcq has been recognized as one of the fastest growing enterprises in the United Kingdom. Mr. Orange has been involved in funding and managing the growth of numerous business ventures, some which have been acquired by NASDAQ and London Stock Exchange listed companies. He is also a founding member of Cicero Consulting Group, based in New York City.

Director Qualifications:

The Company believes that Mr. Orange’s experience in corporate acquisitions and financing will assist the Company and qualifies him to be a member of the Board.

Rupert Duchesne, C.M. (Age 59)

Director Nominee

Mr. Rupert Duchesne, C.M., a resident of Toronto, Canada, served as Group Chief Executive and as a director of Aimia Inc (TSX:AIM), which he founded as CEO, from June 2005 to May 2017. Through Mr. Duchesne’s stewardship Aimia grew from its carve-out as a division of Air Canada in 2002 (which Mr. Duchesne served as President of from August 2000 to December 2001 as discussed below), the initial public offering as the Aeroplan Income Fund in 2005, conversion to corporate status as Groupe Aeroplan Inc. in 2008 and the re-branding of the Corporation as Aimia in 2011. Mr. Duchesne helped build Aimia into the world’s leading loyalty company with operations in 20 countries, more than 4,000 employees and many well-known brands such as Aeroplan, Nectar, Club Premier, and Air Miles Middle East. Mr. Duchesne served as President and Chief Executive Officer of Aeroplan LP from October 1996 to June 2005 where he was responsible for all aspects of developing the loyalty business of the company. From August 2000 to December 2001, Mr. Duchesne served as President of Aeroplan. Mr. Duchesne previously held a number of senior officer positions at Air Canada from 1996 to 2000. In 1996, he joined Air Canada as Vice-President of Marketing and also served as its Senior Vice President of International after 1999. He served as Chief Integration Executive and was responsible for overseeing the integration of Canadian Airlines with Air Canada and Canadian Airlines International. Prior to Air Canada, Mr. Duchesne served as Vice President of Worldwide Aviation Practice for Mercer Management Confrom (now Oliver Wyman) from 1994 to 1996. Mr. Duchesne was Vice President and a director of LCB Consultants of London, England from 1989 to 1994. He has been Director of Mattamy Homes Limited, one of the largest privately owned homebuilders in North America, since January 2014. Mr. Duchesne is also a Vice President of the Board of Trustees of the Art Gallery of Ontario, and Vice Chair of the Board of the Luminato Festival. Mr. Duchesne earned a Bachelors of Science (B.Sc.) (Hons) degree in Pharmacology from the University of Leeds in the United Kingdom and an M.B.A. from the Manchester Business School. Mr. Duchesne was appointed as a Member of the Order of Canada in 2016.

Director Qualifications:

The Company believes that Mr. Duchesne’s significant experience with public companies, loyalty companies and general corporate matters makes him a strong addition to the Board.

Jamie Mendola (Age 42)

Director Nominee

Jamie Mendola has served as the Head of Strategy and Mergers and Acquisitions at Mercer Park LP, a U.S. family office, with a focus on cannabis since January 2019. Mr. Mendola has nearly 20 years of experience as a public and private equity investor and has significant experience in negotiating merger and acquisitions transactions and travel industry investments.

Prior to joining Mercer Park, from February 2014 to December 2018, Mr. Mendola served as the Founder and Chief Investment Officer of Pacific Grove Capital, a hedge fund focused primarily on investments in consumer, technology and payments. Prior to founding Pacific Grove in 2014, Mr. Mendola was a Partner at Scout Capital, from September 2009 to January 2014. He was a senior member of the firm’s Investment and Risk Committees and helped to build Scout’s Palo Alto office. Previously, Mr. Mendola worked as a Principal of Watershed Asset Management, a private equity analyst (from July 2005 to January 2009), at JLL Partners, a private equity firm, as an analyst (September 2001 to July 2003) and as an analyst in the investment banking program of J.P. Morgan Chase (July 1999 to August 2001).

Mr. Mendola graduated with a B.S. in Management, from Binghamton University in Binghamton, New York, in 1999 and earned his M.B.A. from Stanford’s Graduate School of Business in 2005.

Director Qualifications:

The Company believes that Mr. Mendola’s experience with mergers and acquisitions, private equity and public companies will be of significant use on the Board.

Director Qualifications

The board of directors believes that each of our director nominees is highly qualified to serve as a member of the board of directors. Each of the director nominees has contributed to the mix of skills, core competencies and qualifications of the board of directors. When evaluating candidates for election to the board of directors, the board of directors seeks candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, and leadership skills. Our director nominees are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions.

Vote Required to Elect the Director Nominees

A plurality of the votes cast in person or by proxy by the holders of our common stock entitled to vote at the annual meeting are required to elect the nominees. A plurality of the votes cast means (1) the director nominee with the most votes for a particular seat is elected for that seat; and (2) votes cast shall include votes to “withhold authority” (shown as “Against” on the enclosed form of proxy) and exclude abstentions and broker non-votes with respect to that director’s election. Therefore, abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular director nominee within ten days of the annual meeting) will not be counted in determining the number of votes cast with respect to that director’s election.

Properly executed proxies will be voted at the annual meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the election of the nominees named herein. Should any nominee become unavailable for election, discretionary authority is conferred to the persons named as agents and proxies in the enclosed form of proxy to vote for a substitute.

Pursuant to the power provided to the board of directors in our Bylaws, the board of directors has set the number of directors that shall constitute the board of directors at seven. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy, and stockholders may not cumulate their votes in the election of directors.

  THE BOARD OF DIRECTORS RECOMMENDS

VOTING “FOR” EACH OF THE NOMINEES LISTED ABOVE.

PROPOSAL 2

AMENDMENT TO THE MONAKER GROUP, INC. 2017 EQUITY INCENTIVE PLAN

At the annual meeting, stockholders are requested to approve an amendment to the Company’s 2017 Equity Incentive Plan, which we refer to as the 2017 Plan, to (a) increase by 1,500,000, the number of shares reserved for issuance under such plan; and (b) clarify the effect that shares of common stock surrendered or withheld to pay the exercise price of a stock option or to satisfy tax withholding or other requirements will have on the number of shares available for future grants under the plan. The amendment to the 2017 Plan has previously been approved by the board of directors. If this Proposal 2 is not approved by our stockholders, we will continue to operate the 2017 Plan pursuant to its current provisions.

As of the date of this proxy statement filing, 311,250 shares of common stock have been issued under the 2017 Plan, with 188,750 shares of common stock remaining available for issuance under the 2017 Plan. In the event Proposal 2 is approved at the annual meeting, the 2017 Plan will have 1,688,750 shares available for future issuance.

The following is a summary of the principal features of the 2017 Plan. This summary does not purport to be a complete description of all of the provisions of the 2017 Plan. It is qualified in its entirety by reference to the full text of the 2017 Plan, as proposed to be amended and restated, which has been filed with the SEC with this proxy statement as Appendix A.

General

On August 25, 2017, the board of directors adopted, subject to the ratification by the majority stockholders of the Company, which ratification occurred on September 13, 2017, the 2017 Plan. Pursuant to this Proposal 2, we are seeking stockholder approval at the annual meeting to (a) increase by 1,500,000, the number of shares reserved for issuance under such plan; and (b) clarify the effect that shares of common stock surrendered or withheld to pay the exercise price of a stock option or to satisfy tax withholding or other requirements will have on the number of shares available for future grants under the 2017 Plan (collectively, the “Plan Amendments”).

On June 26, 2019, the board of directors approved, subject to stockholder approval, the Plan Amendments and the form of amended and restated 2017 Plan.

What is the purpose of the 2017 Plan?

The 2017 Plan is intended to secure for the Company the benefits arising from ownership of the Company’s common stock by the employees, officers, directors and consultants of the Company, all of whom are and will be responsible for the Company’s future growth. The 2017 Plan is designed to help attract and retain for the Company, qualified personnel for positions of exceptional responsibility, to reward employees, officers, directors and consultants for their services to the Company and to motivate such individuals through added incentives to further contribute to the success of the Company.

Who is eligible to participate in the 2017 Plan?

The 2017 Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to any limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. In making such determinations, the board of directors (or the Compensation Committee) may take into account the nature of the services rendered by such person, his or her present and potential future contribution to the Company’s success, and such other factors as the board of directors (or the Compensation Committee) in its discretion shall deem relevant. Incentive stock options granted under the 2017 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonqualified (non-statutory stock options) granted under the 2017 Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Consequences” below for a discussion of the principal federal income tax consequences of awards under the 2017 Plan.

No incentive stock option may be granted under the 2017 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of our Company or any affiliate of our Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant.

Who will administer the 2017 Plan?

The 2017 Plan is administered by the board of directors of the Company and/or the Company’s Compensation Committee. The Board (or the Compensation Committee) has the exclusive right to interpret and construe the 2017 Plan, to select the eligible persons who shall receive an award, and to act in all matters pertaining to the grant of an award and the determination and interpretation of the provisions of the related award agreement, including, without limitation, the determination of the number of shares subject to stock options and the option period(s) and option price(s) thereof, the number of shares of restricted stock or shares subject to stock awards or performance shares subject to an award, the vesting periods (if any) and the form, terms, conditions and duration of each award, and any amendment thereof consistent with the provisions of the 2017 Plan.

How much common stock is subject to the 2017 Plan?

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the maximum aggregate number of shares of common stock which may be issued pursuant to awards under the 2017 Plan is 500,000 shares (provided that pursuant to this Proposal 2, the board of directors is seeking approval of an increase in such number to 2,000,000 shares). Such shares of common stock shall be made available from the authorized and unissued shares of the Company.

If shares of common stock subject to an option or performance award granted under the 2017 Plan expire or otherwise terminate without being exercised (or exercised in full), such shares become available again for grants under the 2017 Plan. If shares of restricted stock awarded under the 2017 Plan are forfeited to us or repurchased by us, the number of shares forfeited or repurchased again be available under the 2017 Plan. Where the exercise price of an option granted under the 2017 Plan is paid by means of the optionee’s surrender of previously owned shares of common stock, or our withholding of shares otherwise issuable upon exercise of the option as may be permitted under the 2017 Plan, all of such shares issued and/or forfeited or surrendered in connection with such exercise shall be deemed “issued” and no longer available for issuance under the 2017 Plan.

How many securities have been granted pursuant to the 2017 Plan since its approval by the Board of Directors?

A total of 311,250 shares of common stock have been issued under the 2017 Plan to date.

Does the Company have any present plans to grant or issue securities pursuant to the 2017 Plan?

The Company cannot determine the amounts of awards that will be granted under the 2017 Plan or the benefits of any awards to the executive officers and directors of the Company, or employees who are not executive officers as a group. Under the terms of the 2017 Plan, the number of awards to be granted is within the discretion of the board of directors or the Compensation Committee.

The board of directors or the Compensation Committee may issue Options, shares of restricted stock or other awards under the 2017 Plan for such consideration as determined in their sole discretion, subject to applicable law.

What will be the exercise price, vesting terms and expiration date of options and awards under the 2017 Plan?

The board of directors, in its sole discretion, shall determine the exercise price of any Options granted under the 2017 Plan which exercise price shall be set forth in the agreement evidencing the Option, provided however that at no time shall the exercise price be less than $0.00001 par value per share of the Company’s common stock. Also, the exercise price of incentive stock options may not be less than the fair market value of the common stock subject to the option on the date of the grant and, in some cases (see “Who is eligible to participate in the 2017 Plan?” above), may not be less than 110% of such fair market value. The exercise price of non-statutory options also may not be less than the fair market value of the common stock on the date of grant. The exercise price of options granted under the 2017 Plan must be paid either in cash at the time the option is exercised or, at the discretion of our Board, (i) by delivery of already-owned shares of our common stock, (ii) pursuant to a deferred payment arrangement, (iii) pursuant to a net exercise arrangement, or (iv) pursuant to a cashless exercise as permitted under applicable rules and regulations of the Securities and Exchange Commission.

Options and other awards granted under the 2017 Plan may be exercisable in cumulative increments, or “vest,” as determined by our Board or the Compensation Committee. Our Board and the Compensation Committee has the power to accelerate the time as of which an option may vest or be exercised. Shares of restricted stock acquired under a restricted stock purchase or grant agreement may, but need not, be subject to forfeiture to us or other restrictions that will lapse in accordance with a vesting schedule to be determined by the board of directors or the Compensation Committee. In the event a recipient’s employment or service with our Company terminates, any or all of the shares of common stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to our Company in accordance with such restricted stock agreement.

The expiration date of Options and other awards granted under the 2017 Plan will be determined by our Board or the Compensation Committee. The maximum term of options and performance shares under the 2017 Plan is ten years, except that in certain cases the maximum term is five years.

What equitable adjustments will be made in the event of certain corporate transactions?

Upon the occurrence of:

(i)	the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation;

(ii)	the approval by the board of directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all of the assets of the Company; or

(iii)	in the absence of a prior expression of approval by the board of directors, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Exchange Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company);

and unless otherwise provided in the award agreement with respect to a particular award, all outstanding stock options shall become immediately exercisable in full, subject to any appropriate adjustments, and shall remain exercisable for the remaining option period, regardless of any provision in the related award agreement limiting the ability to exercise such stock option or any portion thereof for any length of time. All outstanding performance shares with respect to which the applicable performance period has not been completed shall be paid out as soon as practicable; and all outstanding shares of restricted stock with respect to which the restrictions have not lapsed shall be deemed vested and all such restrictions shall be deemed lapsed and the restriction period ended.

Additionally, after the merger of one or more corporations into the Company, any merger of the Company into another corporation, any consolidation of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the common stock, each participant shall, at no additional cost, be entitled, upon any exercise of such participant’s stock option, to receive, in lieu of the number of shares as to which such stock option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such participant had been a holder of record of a number of shares of common stock equal to the number of shares as to which such stock option shall then be so exercised.

What happens to options upon termination of employment or other relationships?

The incentive stock options shall lapse and cease to be exercisable upon the termination of service of an employee or director as defined in the 2017 Plan, or within such period following a termination of service as shall have been determined by the Board and set forth in the related award agreement; provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a termination of service. Non-incentive stock options are governed by the related award agreements.

Will adjustments be made for tax withholding?

To the extent provided by the terms of an option or other award, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option, or award by a cash payment upon exercise, or in the discretion of our board of directors or Compensation Committee, by authorizing our Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of our common stock or by a combination of these means.

Federal income tax consequences?

The following is a summary of the principal United States federal income tax consequences to the recipient and our Company with respect to participation in the 2017 Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options

There will be no federal income tax consequences to either us or the recipient upon the grant of an incentive stock option. Upon exercise of the option, the excess of the fair market value of the stock over the exercise price, or the “spread,” will be added to the alternative minimum tax base of the recipient unless a disqualifying disposition is made in the year of exercise. A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise. If the shares of common stock are disposed of in a disqualifying disposition, the recipient will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a federal income tax deduction equal to such amount. If the recipient sells the shares of common stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and we will not be entitled to a federal income tax deduction.

Non-statutory Stock Options and Restricted Stock Awards

Non-statutory stock options and restricted stock awards granted under the 2017 Plan generally have the following federal income tax consequences.

There are no tax consequences to the participant or us by reason of the grant. Upon acquisition of the stock, the recipient will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to “a substantial risk of forfeiture” (as defined in Section 83 of the Code), the taxable event will be delayed until the forfeiture provision lapses unless the recipient elects to be taxed on receipt of the stock by making a Section 83(b) election within 30 days of receipt of the stock. If such election is not made, the recipient generally will recognize income as and when the forfeiture provision lapses, and the income recognized will be based on the fair market value of the stock on such future date. On that date, the recipient’s holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin. If a recipient makes a Section 83(b) election, the recipient will recognize ordinary income equal to the difference between the stock’s fair market value and the purchase price, if any, as of the date of receipt and the holding period for purposes of characterizing as long-term or short-term any subsequent gain or loss will begin at the date of receipt.

With respect to employees, we are generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income with respect to the stock. Such gain or loss will be long-term or short-term depending on whether the stock has been held for more than one year.

Potential Limitation on Company Deductions

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain senior executives of our Company (a “covered employee”) in a taxable year to the extent that compensation to such employees exceeds $1,000,000. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from our company, may cause this limitation to be exceeded in any particular year.

Historically, there had been an exception to this annual $1,000,000 tax deduction limit for qualifying performance-based compensation, which may include stock options and stock appreciation rights, or SARs, granted pursuant to a plan with a stockholder approved individual participant award limit. However, as a result of the Tax Cuts and Jobs Act of 2017, effective January 1, 2018, this exception has been eliminated for taxable years beginning after December 31, 2017 (other than with respect to certain compensation payable under a written binding contract that was in effect on November 2, 2017). As a result, there is no longer an exemption under Section 162(m) of the Code for qualified performance-based compensation awarded under the 2017 2017 Plan after November 2, 2017, unless made under a written binding contract that was in effect on or prior to such date.

May awards under the 2017 Plan be modified after they are granted?

Yes. The Board (or Compensation Committee) may reprice any Stock Option without the approval of the stockholders of the Company. For this purpose, “reprice” means (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of a Stock Option after it is granted, (B) any other action that is treated as a repricing under U.S. generally accepted accounting principles (“GAAP”), or (C) cancelling a Stock Option at a time when its exercise price exceeds the fair market value of the underlying Common Stock, in exchange for another Stock Option, restricted stock or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by exchange or market on which the Company’s Common Stock then trades or is quoted. In addition to, and without limiting the above, the Board (or Compensation Committee) may permit the voluntary surrender of all or a portion of any Stock Option granted under the 2017 Plan to be conditioned upon the granting to the participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such participant. Subject to the provisions of the 2017 Plan, such new Stock Option shall be exercisable at such Option Price, during such option period and on such other terms and conditions as are specified by the Board (or Compensation Committee) at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

May the 2017 Plan be modified, amended or terminated?

The board of directors may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the 2017 Plan, make all other determinations which are, in the Board’s judgment, necessary or desirable for the proper administration of the 2017 Plan, amend the 2017 Plan or a stock award as provided in Article XI of the 2017 Plan, and/or terminate or suspend the 2017 Plan as provided in Article XI thereof. Our board of directors may also amend the 2017 Plan at any time, and from time to time. However, except as relates to adjustments upon changes in common stock, no amendment will be effective unless approved by our stockholders to the extent stockholder approval is necessary to preserve incentive stock option treatment for federal income tax purposes. Our board of directors may submit any other amendment to the 2017 Plan for stockholder approval if it concludes that stockholder approval is otherwise advisable.

Unless sooner terminated, the 2017 Plan will terminate ten years from the date of its adoption by our Board, i.e., in September 2027.

Securities Issued and Granted Under 2017 Plan

As of the date of this proxy statement filing, 311,250 shares of common stock have been issued under the 2017 Plan, with 188,750 shares of common stock remaining available for issuance under the 2017 Plan. In the event Proposal 2 is approved at the annual meeting, the 2017 Plan will have 1,688,750 shares available for future issuance. Information regarding all of our equity compensation plans can be found above under “Equity Compensation Plan Information”, on page 23.

Reasons for and Purpose of the Amendment to the 2017 Plan

The reason for the amendment to the number of shares available under the 2017 Plan is to increase the shares available for issuances under the 2017 Plan in order for the Company to be able to issue additional equity incentive compensation awards under the 2017 Plan for the purpose of attracting and retaining the best available personnel for positions of substantial responsibility, providing additional incentive to employees, directors and consultants, and promoting the success of the Company’s business.

The amendment would increase the number of shares that may be granted during the life of the 2017 Plan from 500,000 to 2,000,000 shares.  The Company does not currently have any specific plans to issue or grant additional awards under the 2017 Plan, as amended, except in connection with grants which the Board plans to make pursuant to the Board Compensation Terms described above under “Executive Compensation” – “Compensation of Directors” and in connection with the Stock Bonus Option described above under “Executive Compensation” – “Employment and Compensation Agreements” – “William Kerby, Employment Agreement” – “William Kerby 2019 Bonus”, which shares had not been issued as of the record date.

The Company is asking stockholders to increase the number of shares available for grants under the 2017 Plan to a level that the Company believes will, on the basis of current assumptions, ensure that enough shares remain available for anticipated issuances under the 2017 Plan through fiscal 2021.

The reason for the amendment to the other language in the 2017 Plan (discussed below under “Proposed Amendment to the 2017 Plan”) is to clarify the effect that shares of common stock surrendered or withheld to pay the exercise price of a stock option or to satisfy tax withholding or other requirements will have on the number of shares available for future grants under the 2017 Plan.

Proposed Amendment to the 2017 Plan

Pursuant to this Proposal 2, the Company’s stockholders are being asked to approve an amendment to:

(a)        the introductory paragraph of Section 3.4 of the 2017 Plan such that the paragraph would provide in its entirety as follows:

“Subject to the provisions of Section 3.9 and this Section 3.4, the maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards under the Plan shall be 2,000,000 shares. Such shares of Common Stock shall be made available from authorized and unissued shares of the Company.”

The other paragraphs of Section 3.4 and all other sections of the 2017 Plan would remain unchanged; and

(b)       Section 3.4.3 of the 2017 Plan to remove the language which has been marked by a strikethrough below, to clarify, as set forth in Section 3.4.2 of the 2017 Plan, that “[i]n no event, however, may Common Stock that is surrendered or withheld to pay the exercise price of a Stock Option or to satisfy tax withholding requirements be available for future grants under the Plan” and to further clarify that the awards under the 2017 Plan are counted against the number of shares available even if surrendered in cashless exercises of options or otherwise paid to the Company in connection with such awards:

“For purposes of clarifying the preceding paragraph, shares of Common Stock covered by Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan. ~~If an Award is settled for cash or if shares of Common Stock are withheld to pay the exercise price of a Stock Option or to satisfy any tax withholding requirement in connection with an Award, only the shares issued (if any), net of the shares withheld, will be deemed delivered for purposes of determining the number of shares of Common Stock that are available for delivery under the Plan.~~ In addition, shares of Common Stock related to Awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the Plan. ~~In addition, if shares of Common Stock owned by a Participant (or such Participant’s permitted transferees as described in the Plan) are tendered (either actually or through attestation) to the Company in payment of any obligation in connection with an Award, the number of shares tendered shall be added to the number of shares of Common Stock that are available for delivery under the Plan.~~”

If this proposal is approved, Section 3.4.3 of the 2017 Plan would read as follows:

“For purposes of clarifying the preceding paragraph, shares of Common Stock covered by Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan. In addition, shares of Common Stock related to Awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the Plan.”

What vote is required to ratify the Amendment to the 2017 Plan?

The ratification of the amendment to the 2017 Plan requires the affirmative vote of a majority of the votes cast on such proposal provided that a quorum exists at the annual meeting.  Broker non-votes and abstentions will have no effect on determining whether the affirmative vote constitutes a majority of the shares present or represented by proxy and voting on the proposal.  However, broker non-votes and abstentions could prevent the approval of this proposal because they do not count as affirmative votes. In order to minimize the number of broker non-votes, the Company encourages you to vote or to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice.

Our board of directors has approved the amendment to the 2017 Plan described in Proposal 2.  If Proposal 2 is not approved by the Company’s stockholders at the annual meeting, the Company will continue to operate the 2017 Plan pursuant to its current provisions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
PROPOSAL TO APPROVE THE AMENDMENT TO THE 2017 PLAN.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF AUDITORS

The board of directors has selected Thayer O’Neal Company, LLC (“Thayer”), as our independent auditors for the fiscal years ended February 29, 2020 and February 28, 2019 (Thayer has already audited the Company’s financial statements for the year ended February 28, 2019), and recommends that the stockholders vote to ratify such appointment. Thayer has served as our independent registered accounting firm since May 16, 2019, and as discussed above, has audited our financial statements for the year ended February 28, 2019. Prior to the appointment of Thayer, M&K CPAS, PLLC (“M&K”) had served as our independent registered accounting firm from October 11, 2018 to May 16, 2019. M&K reviewed the Company’s Quarterly Reports on Form 10-Q for the quarters ended August 31, 2018 and November 30, 2018. M&K did not provide any audit reports to the Company. Prior to the appointment of M&K, LBB & Associates Ltd., LLP (“LBB”) served as our independent registered accounting firm for the years ended February 2018 and 2017.

We do not anticipate a representative from Thayer to be present at the annual stockholders meeting. In the event that a representative of Thayer is present at the annual meeting, the representative will have the opportunity to make a statement if he/she desires to do so and we will allow such representative to be available to respond to appropriate questions.

AUDIT FEES

The following table presents fees for professional audit services performed by Thayer, M&K and LLB for the audit of our annual financial statements and review of our quarterly financial statements for the years ended February 28, 2019 and 2018.

	Thayer		M&K		LBB
	2019	2018	2019	2018	2019	2018

Audit Fees(1)	$53,000	$—	$20,000	$—	$98,575	$65,000
Audit-Related Fees(2)	—	—	—	—	—	10,000
Tax Fees(3)	—	—	—	—	—	5,000
All Other Fees(4)	—	—	—	—	—	—
Total	$53,000	$—	$20,000	$—	$98,575	$80,000

(1)       Audit fees include professional services rendered for (1) the audit of our annual financial statements for the fiscal years ended February 28, 2019 and 2018 and (ii) the reviews of the financial statements included in our quarterly reports on Form 10-Q for such years.

(2)       Audit-related fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements, but are not reported under “Audit fees.”

(3)       Fees include professional services relating to preparation of the annual tax return.

(4)       Other fees include professional services for review of various filings and issuance of consents.

As shown in the table above, in aggregate for the fiscal years ended February 28, 2019 and 2018, we paid $171,575 and $80,000, respectively, in audit fees, audit-related fees, tax fees and other fees, to our independent auditors.

Pre-Approval Policies

It is the policy of our board of directors that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by our board of directors. Our board of directors pre-approved all services, audit and non-audit, provided to us by Thayer, M&K and LBB for fiscal 2019 and 2018.

In order to assure continuing auditor independence, the Audit Committee periodically considers the independent auditor’s qualifications, performance and independence and whether there should be a regular rotation of our independent external audit firm. We believe the continued retention of Thayer to serve as our independent auditor is in the best interests of the Company and its stockholders, and we are asking our stockholders to ratify the appointment of Thayer as our independent auditor for the years ended February 29, 2020 and February 28, 2019 (provided that Thayer has already audited the Company’s financial statements for the year ended February 28, 2019). While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm, the Audit Committee and our board of directors are requesting, as a matter of policy, that the stockholders ratify the appointment of Thayer as our independent registered public accounting firm.

Ratification of this appointment shall be effective upon the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on, and who voted for, against, or expressly abstained with respect to, this proposal, provided that a quorum exists at the annual meeting. Abstentions with respect to the ratification of this appointment will have the effect of a vote “Against” ratification of this appointment. Properly executed proxies will be voted at the annual meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “For” the ratification of the appointment of Thayer.

The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the committee determines that such a change would be in our and the stockholders’ best interests.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE APPOINTMENT OF THAYER O’NEAL COMPANY, LLC AS OUR INDEPENDENT
AUDITORS FOR THE FISCAL YEARS ENDING
FEBRUARY 29, 2020 AND FEBRUARY 28, 2019.

PROPOSAL 4

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in this proxy statement a separate proposal, which gives our stockholders the opportunity to approve or not approve the compensation of our Named Executive Officers (as disclosed in this proxy statement) by voting for or against the resolution below (commonly referred to as “Say-on-Pay”). While our Board and Compensation Committee intend to carefully consider the stockholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature.

In considering their vote, stockholders are encouraged to review with care the information regarding our executive compensation program as discussed under “Executive Compensation” (beginning on page 17), and the accompanying compensation tables and narratives.

As described under “Executive Compensation”, our Compensation Committee, which is currently comprised of two independent directors, oversees all aspects of our executive compensation program, annually reviews each component of our executive compensation program and seeks to ensure that the compensation program for our executive officers is aligned with the interests of our stockholders and the compensation practices of our peer companies (with whom we compete for executive management personnel). Our executive compensation program is also designed to attract, motivate and retain a highly qualified executive management team and to appropriately reward our executive officers for their contribution to the achievement of our short-term and long-term business goals and the creation and enhancement of stockholder value.

We believe that our executive compensation program (1) has played a significant role in our ability to attract, motivate and retain a highly qualified executive team to manage our company, and (2) is structured in the best manner possible to support the achievement of our short-term and long-term business goals and the creation and enhancement of stockholder value.

The Board endorses our executive compensation program and recommends that our stockholders vote in favor of the following resolution:

“RESOLVED, that the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the Company’s 2020/2019 Annual Meeting of Stockholders, pursuant to Item 402(m) through (q) of Regulation S-K, including the compensation tables and narrative discussion, be, and hereby is, APPROVED.”

The Company’s policy (to be approved on a non-binding basis by stockholders as discussed in Proposal 5, below (beginning on page 45)) is to provide stockholders with an opportunity to approve the compensation of the named executive officers every one to three years at the annual meeting of stockholders.

Ratification of this appointment shall be effective upon the affirmative vote of a majority of the votes cast on such proposal provided that a quorum exists at the annual meeting. Abstentions with respect to the ratification of this appointment will have the effect of a vote against ratification of this proposal. Properly executed proxies will be voted at the annual meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “For” the ratification of this proposal.

As noted above, the vote solicited by this proposal is advisory in nature and its outcome will not be binding on the Board or the Compensation Committee, nor will the outcome of the vote require the Board or the Compensation Committee to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision of the Board or the Compensation Committee, or creating or implying any additional fiduciary duty of the Board or the Compensation Committee. However, the Board and the Compensation Committee will carefully consider the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THIS PROPOSAL.

PROPOSAL 5

NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF

HOLDING ADVISORY VOTES ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in this proxy statement an additional separate proposal, which gives our stockholders the opportunity to vote on how frequently future advisory votes on the compensation of our named executive officers (i.e., ”Say-on-Pay” votes) will occur. Stockholders may vote on whether they prefer an advisory vote to occur every one (an annual), two (a biennial) or three years (a triennial vote), or they may abstain from voting. While our Board and Compensation Committee intend to carefully consider the stockholder vote resulting from this proposal, the final vote will not be binding on us and is advisory in nature.

After careful consideration, the Board recommends that an advisory vote on the compensation of our named executive officers be held every three years. We believe that an advisory vote every three years will be the most effective timeframe for the Company to respond to stockholders’ feedback and provide the Company with sufficient time to engage with stockholders to understand and respond to the vote results. The Company also believes a triennial vote would align more closely with the multi-year performance measurement cycle the Company uses to reward long-term performance. Our executive compensation programs are based on our long-term business strategy, which is more appropriately reflected with a three year timeframe. However, the Board recognizes that our stockholders may elect to hold advisory votes on executive compensation more frequently than every three years (i.e., every one year or every two years). Therefore, the Board seeks input from our stockholders regarding the frequency of holding advisory votes on executive compensation.

With respect to this advisory vote on the frequency of holding future advisory votes on the compensation of our named executive officers, stockholders have three voting options (1 year, 2 years or 3 years), and the option, if any, that receives the greatest number of affirmative votes of the shares present in person or represented by proxy at the meeting and entitled to vote (i.e., a plurality of such votes) will be considered approved by the Company’s stockholders, provided that the final vote will not be binding on us and is advisory in nature. Abstentions with respect to this proposal will have the effect of a vote against each of the voting options. Broker non-votes (which will occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to this proposal within ten days of the annual meeting) will not be counted in determining the number of shares necessary for approval. Properly executed proxies will be voted at the annual meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy for “3 Years” as to the frequency of holding advisory votes on executive compensation.

As noted above, the vote solicited by this proposal is advisory and its outcome will not be binding on the Board or the Compensation Committee, whether or not it is adopted by the aforementioned voting standard. In evaluating the vote on this proposal, the Board and the Compensation Committee will carefully consider the voting results in their entirety in determining the frequency of holding future advisory votes on the compensation of our named executive officers. If one of the voting options is not adopted by the required vote of our stockholders, the Board and Compensation Committee will evaluate the votes cast for each of the voting options and will deem the voting option receiving the greatest number of votes to be the voting option approved by our stockholders.

After the current vote on the frequency of holding advisory votes on executive compensation, the Company’s policy will be to provide stockholders with an opportunity to vote on the frequency of holding future advisory votes on executive compensation every three years at the annual meeting of stockholders. It is expected that the next such vote will occur at the 2023 annual meeting of stockholders.

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR “3 YEARS” AS TO THE
FREQUENCY OF HOLDING ADVISORY VOTES ON EXECUTIVE COMPENSATION.

PROPOSAL 6

ADJOURNMENT OF THE ANNUAL MEETING

Our stockholders may be asked to consider and act upon one or more adjournments of the annual meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other proposals set forth in this proxy statement.

If a quorum is not present at the annual meeting, our stockholders may be asked to vote on the proposal to adjourn the annual meeting to solicit additional proxies. If a quorum is present at the annual meeting, but there are not sufficient votes at the time of the annual meeting to approve one or more of the proposals, our stockholders may also be asked to vote on the proposal to approve the adjournment of the annual meeting to permit further solicitation of proxies in favor of the other proposals. However, a stockholder vote may be taken on one of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal.

If the adjournment proposal is submitted for a vote at the annual meeting, and if our stockholders vote to approve the adjournment proposal, the meeting will be adjourned to enable the board of directors to solicit additional proxies in favor of one or more proposals. If the adjournment proposal is approved, and the annual meeting is adjourned, the board of directors will use the additional time to solicit additional proxies in favor of any of the proposals to be presented at the annual meeting, including the solicitation of proxies from stockholders that have previously voted against the relevant proposal.

The board of directors believes that, if the number of shares of our common stock voting in favor of any of the proposals presented at the annual meeting is insufficient to approve a proposal, it is in the best interests of our stockholders to enable the board of directors, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal. Any signed proxies received by us in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the annual meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the annual meeting as adjourned or postponed.

Vote Required

Authority to adjourn the annual meeting pursuant to this Proposal 6, to another place, date or time, if deemed necessary or appropriate, in the discretion of the board of directors, requires the vote of a majority of the shares of stock entitled to vote which are present, in person or by proxy at the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE ADJOURNMENT OF THE ANNUAL MEETING,

IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

Stockholder Proposals for 2021 Annual Meeting of Stockholders and 2021 Proxy Materials

Proposals of holders of our voting securities intended to be presented at our 2021 annual meeting of stockholders and included in our proxy statement and form of proxy relating to such meeting pursuant to Rule 14a-8 of Regulation 14A must be received by us, addressed to our Corporate Secretary, at our principal executive offices at 2893 Executive Park Dr., Suite 201, Weston, Florida 33331, not earlier than the close of business on April 17, 2021, and not later than the close of business on May 17, 2021, together with written notice of the stockholder’s intention to present a proposal for action at the fiscal 2021 annual meeting of stockholders, unless our annual meeting date occurs more than 30 days before or 30 days after August 15, 2019. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the fiscal 2021 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or, if the first public announcement of the date of the annual meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the meeting.

Stockholder proposals must be in writing and must include (a) the name and record address of the stockholder who intends to propose the business and the class or series and number of shares of capital stock of us which are owned beneficially or of record by such stockholder; (b) a representation that the stockholder is a holder of record of stock of us entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice; (c) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (d) any material interest of the stockholder in such business; and (e) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act. The board of directors reserves the right to refuse to submit any proposal to stockholders at an annual meeting if, in its judgment, the information provided in the notice is inaccurate or incomplete, or does not comply with the requirements for stockholder proposals set forth in our Bylaws.

Additionally, the Nominating and Governance Committee will consider director candidates recommended by stockholders, provided stockholders include (a) as to each person whom the stockholder proposes for the Nominating and Governance Committee to consider for nomination for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of us which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of us which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Nominating and Governance Committee through other means.

Additional Filings

We file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and proxy and information statements and amendments to reports filed or furnished pursuant to Sections 13(a) and 15(d) of the Exchange Act. The SEC maintains a website (http: //www.sec.gov) that contains reports, proxy and information statements and other information regarding us and other companies that file materials with the SEC electronically. Additional information about us is available on our website at www.Monakergroup.com. Information on our website does not constitute part of this proxy statement.

We will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any of the filings described above. Individuals may request a copy of such information by sending a request to us, Attn: Corporate Secretary, Monaker Group, Inc., 2893 Executive Park Dr., Suite 201, Weston, Florida 33331.

Other Matters

As of the date of this proxy statement, our management has no knowledge of any business to be presented for consideration at the annual meeting other than that described above. If any other business should properly come before the annual meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

The board of directors does not intend to bring any other matters before the annual meeting of stockholders and has not been informed that any other matters are to be presented by others.

Interest of Certain Persons in or Opposition to Matters to Be Acted Upon:

(a)	No officer or director of us has any substantial interest in the matters to be acted upon, other than his or her role as an officer or director of us, or as a stockholder of us.

(b)	No director of us has informed us that he or she intends to oppose the action taken by us set forth in this proxy statement.

Company Contact Information

All inquiries regarding our Company should be addressed to our Company’s principal executive office:

Monaker Group, Inc.

2893 Executive Park Dr., Suite 201

Weston, Florida 33331

By Order of the Board of Directors,

Donald P. Monaco, Chairman

APPENDIX A

MONAKER GROUP, INC.

AMENDED AND RESTATED

2017 EQUITY INCENTIVE PLAN

Amended and Restated 2017 Equity Incentive Plan
Monaker Group, Inc.

Schedule A

MONAKER GROUP, INC.

AMENDED AND RESTATED

2017 EQUITY INCENTIVE PLAN

ARTICLE I.
PREAMBLE

1.1.       This Amended and Restated 2017 Equity Incentive Plan of Monaker Group, Inc. (the “Company”) is intended to secure for the Company and its Affiliates the benefits arising from ownership of the Company’s Common Stock by the Employees, Officers, Directors and Consultants of the Company and its Affiliates, all of whom are and will be responsible for the Company’s future growth. The Plan is designed to help attract and retain for the Company and its Affiliates personnel of superior ability for positions of exceptional responsibility, to reward Employees, Officers, Directors and Consultants for their services and to motivate such individuals through added incentives to further contribute to the success of the Company and its Affiliates. With respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to satisfy the requirements of Rule 16b-3 of the Act.

1.2.       Awards under the Plan may be made to an Eligible Person in the form of (i) Incentive Stock Options (to Eligible Employees only); (ii) Nonqualified Stock Options; (iii) Restricted Stock; (iv) Stock Awards; (v) Performance Shares; or (vi) any combination of the foregoing.

1.3.       The Company’s board of directors adopted the Plan on August 25, 2017 (the “Effective Date”). The grant of Incentive Stock Options is subject to approval by the Company’s shareholders within twelve (12) months of the Effective Date. Shareholder approval is to be obtained in accordance with the Company’s Certificate of Formation and Bylaws, each as amended, and applicable laws. The Board may grant Incentive Stock Options prior to shareholder approval, but until the Company obtains this approval, a grantee shall not exercise them. If the Company does not timely obtain shareholder approval (or a grantee desires to exercise such Incentive Stock Options prior to shareholder approval), a grantee may exercise previously granted Incentive Stock Options as Nonqualified Stock Options. Unless sooner terminated as provided elsewhere in this Plan, this Plan shall terminate upon the close of business on the day next preceding the tenth (10th) anniversary of the Effective Date. Award Agreements outstanding on such date shall continue to have force and effect in accordance with the provisions thereof.

1.4.       The Plan shall be governed by, and construed in accordance with, the laws of the State of Nevada (except its choice-of-law provisions).

1.5.       Capitalized terms shall have the meaning provided in ARTICLE II unless otherwise provided in this Plan or any related Award Agreement.

Amended and Restated 2017 Equity Incentive Plan
Monaker Group, Inc.

ARTICLE II.
DEFINITIONS

DEFINITIONS. Except where the context otherwise indicates, the following definitions apply:

2.1.       “Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.2.       “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereinafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.3.       “Award” means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, Stock Options, Restricted Stock, Stock Awards, Performance Shares, or any combination of the foregoing.

2.4.       “Award Agreement” means the separate written agreement evidencing each Award granted to a Participant under the Plan.

2.5.       “Board of Directors” or “Board” means the Board of Directors of the Company, as constituted from time to time.

2.6.       “Bylaws” means the Company’s Bylaws as amended and restated from time to time.

2.7.       “Change of Control” means (i) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all the assets of the Company; or (iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company).

2.8.       “Code” means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

2.9.       “Committee” means a committee of two or more members of the Board appointed by the Board in accordance with Section 3.2 of the Plan. In the event the Company has not designated a Committee pursuant to Section 3.2 of the Plan, “Committee” shall refer to the Compensation Committee of the Company (in the event the Compensation Committee has authority to administer the Plan), if any, or the Board of Directors of the Company.

2.10.     “Common Stock” means the Company’s common stock.

2.11.     “Company” means Monaker Group, Inc., a Nevada corporation.

2.12.     “Consultant” means any person, including an advisor engaged by the Company or an Affiliate to render bona fide consulting or advisory services to the Company or an Affiliate, other than as an Employee, Director or Non-Employee Director.

Amended and Restated 2017 Equity Incentive Plan
Monaker Group, Inc.

2.13.      “Director” means a member of the Board of Directors of the Company.

2.14.      “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

2.15.      “Effective Date” shall be the date set forth in Section 1.3 of the Plan.

2.16.      “Eligible Employee” means an Eligible Person who is an Employee of the Company or any Affiliate.

2.17.      “Eligible Person” means any Employee, Officer, Director, Non-Employee Director or Consultant of the Company or any Affiliate, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities, subject to any other limitations as may be provided by the Code, the Act, or the Board. In making such determinations, the Board may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant.

2.18.      “Employee” means an individual who is a common-law employee of the Company or an Affiliate including employment as an Officer. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.19.      “ERISA” means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended.

2.20.      “Fair Market Value” means, as of any date and unless the Committee determines otherwise, the value of Common Stock determined as follows:

2.20.1       If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NYSE MKT, Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

2.20.2       If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported for the date in question, or the Common Stock is quoted on an over-the-counter market, the Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

2.20.3       In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Committee.

Amended and Restated 2017 Equity Incentive Plan
Monaker Group, Inc.

2.20.4       The Committee also may adopt a different methodology for determining Fair Market Value with respect to one or more Awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Award(s) (for example, and without limitation, the Committee may provide that Fair Market Value for purposes of one or more Awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

2.21.       “Grant Date” means, as to any Award, the latest of:

2.21.1       the date on which the Board authorizes the grant of the Award; or

2.21.2       the date the Participant receiving the Award becomes an Employee or a Director of the Company or its Affiliate, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

2.21.3       such other date (later than the dates described in 2.21.1 and 2.21.2 above) as the Board may designate and as set forth in the Participant’s Award Agreement.

2.22.       “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

2.23.       “Incentive Stock Option” means a Stock Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and is granted under ARTICLE IV of the Plan and designated as an Incentive Stock Option in a Participant’s Award Agreement.

2.24.       “Non-Employee Director” shall have the meaning set forth in Rule 16b-3 under the Act.

2.25.       “Nonqualified Stock Option” means a Stock Option not intended to qualify as an Incentive Stock Option and is not so designated in the Participant’s Award Agreement.

2.26.       “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Act.

2.27.       “Option Period” means the period during which a Stock Option may be exercised from time to time, as established by the Board and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.28.       “Option Price” means the purchase price for a share of Common Stock subject to purchase pursuant to a Stock Option, as established by the Board and set forth in the Award Agreement for each Participant who is granted a Stock Option.

Amended and Restated 2017 Equity Incentive Plan
Monaker Group, Inc.

2.29.       “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

2.30.       “Participant” means an Eligible Person to whom an Award has been granted and who has entered into an Award Agreement evidencing the Award or, if applicable, such other person who holds an outstanding Award.

2.31.       “Performance Objectives” shall have the meaning set forth in ARTICLE IX of the Plan.

2.32.       “Performance Period” shall have the meaning set forth in ARTICLE IX of the Plan.

2.33.       “Performance Share” means an Award under ARTICLE IX of the Plan of a unit valued by reference to the Common Stock, the payout of which is subject to achievement of such Performance Objectives, measured during one or more Performance Periods, as the Board, in its sole discretion, shall establish at the time of such Award and set forth in a Participant’s Award Agreement.

2.34.       “Plan” means this Amended and Restated Monaker Group, Inc. 2017 Equity Incentive Plan, as it may be amended from time to time.

2.35.       “Reporting Person” means a person required to file reports under Section 16(a) of the Act.

2.36.       “Restricted Stock” means an Award under ARTICLE VII of the Plan of shares of Common Stock that are at the time of the Award subject to restrictions or limitations as to the Participant’s ability to sell, transfer, pledge or assign such shares, which restrictions or limitations may lapse separately or in combination at such time or times, in installments or otherwise, as the Board, in its sole discretion, shall determine at the time of such Award and set forth in a Participant’s Award Agreement.

2.37.       “Restriction Period” means the period commencing on the Grant Date with respect to such shares of Restricted Stock and ending on such date as the Board, in its sole discretion, shall establish and set forth in a Participant’s Award Agreement.

2.38.       “Retirement” means retirement as determined under procedures established by the Board or in any Award, as set forth in a Participant’s Award Agreement.

2.39.       “Rule 16b-3” means Rule 16b-3 promulgated under the Act or any successor to Rule 16b-3, as in effect from time to time. Those provisions of the Plan which make express reference to Rule 16b-3, or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to a Reporting Person.

Amended and Restated 2017 Equity Incentive Plan
Monaker Group, Inc.

2.40.       “Stock Award” means an Award of shares of Common Stock under ARTICLE VIII of the Plan.

2.41.       “Stock Option” means an Award under ARTICLE IV or ARTICLE V of the Plan of an option to purchase Common Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.42.       “Ten Percent Stockholder” means an individual who owns (or is deemed to own pursuant to Section 424(d) of the Code), at the time of grant, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates.

2.43.       “Termination of Service” means (i) in the case of an Eligible Employee, the discontinuance of employment of such Participant with the Company or its Subsidiaries for any reason other than a transfer to another member of the group consisting of the Company and its Affiliates and (ii) in the case of a Director who is not an Employee of the Company or any Affiliate, the date such Participant ceases to serve as a Director. The determination of whether a Participant has discontinued service shall be made by the Board in its sole discretion. In determining whether a Termination of Service has occurred, the Board may provide that service as a Consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company.

ARTICLE III.
ADMINISTRATION

3.1.       The Plan shall be administered by the Board of Directors of the Company. The Board shall have the exclusive right to interpret and construe the Plan, to select the Eligible Persons who shall receive an Award, and to act in all matters pertaining to the grant of an Award and the determination and interpretation of the provisions of the related Award Agreement, including, without limitation, the determination of the number of shares subject to Stock Options and the Option Period(s) and Option Price(s) thereof, the number of shares of Restricted Stock or shares subject to Stock Awards or Performance Shares subject to an Award, the vesting periods (if any) and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. The Board may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Board’s judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a Stock Award as provided in ARTICLE XI, and terminate or suspend the Plan as provided in ARTICLE XI. All acts, determinations and decisions of the Board made or taken pursuant to the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan or any Award Agreement, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all persons. On or after the date of grant of an Award under the Plan, the Board may (i) accelerate the date on which any such Award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such Award, including, without limitation, extending the period following a termination of a Participant’s employment during which any such Award may remain outstanding, or (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such Award; provided, that the Board shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code.

Amended and Restated 2017 Equity Incentive Plan
Monaker Group, Inc.

3.2.       The Board may, to the full extent permitted by and consistent with applicable law and the Company’s Bylaws, and subject to Subparagraph 3.2.1 herein below, delegate any or all of its powers with respect to the administration of the Plan to the Company’s Compensation Committee or another Committee of the Company consisting of not fewer than two members of the Board each of whom shall qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a Non-Employee Director and as an Outside Director.

3.2.1       If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not consistent with the provisions of the Plan, as may be adopted from time to time by the Board.

3.2.2       The Board may abolish the Committee at any time and reassume all powers and authority previously delegated to the Committee.

3.2.3       For purposes of clarifying the preceding paragraph, shares of Common Stock covered by Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan. If an Award is settled for cash or if shares of Common Stock are withheld to pay the exercise price of a Stock Option or to satisfy any tax withholding requirement in connection with an Award, only the shares issued (if any), net of the shares withheld, will be deemed delivered for purposes of determining the number of shares of Common Stock that are available for delivery under the Plan. In addition, shares of Common Stock related to Awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the Plan. In addition, if shares of Common Stock owned by a Participant (or such Participant’s permitted transferees as described in the Plan) are tendered (either actually or through attestation) to the Company in payment of any obligation in connection with an Award, the number of shares tendered shall be added to the number of shares of Common Stock that are available for delivery under the Plan.

3.2.4       In addition to, and not in limitation of, the right of any Committee so designated by the Board to administer this Plan to grant Awards to Eligible Persons under this Plan, the full Board of Directors and/or the Company’s Compensation Committee may from time to time grant Awards to Eligible Persons pursuant to the terms and conditions of this Plan, subject to the requirements of the Code, Rule 16b-3 under the Act or any other applicable law, rule or regulation. In connection with any such grants, the Board of Directors and/or the Company’s Compensation Committee shall have all of the power and authority of the Committee to determine the Eligible Persons to whom such Awards shall be granted and the other terms and conditions of such Awards.

Amended and Restated 2017 Equity Incentive Plan
Monaker Group, Inc.

3.3.       Without limiting the provisions of this ARTICLE III, and subject to the provisions of ARTICLE X, the Board is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants and to the Company, with respect to an outstanding Award in the event of a Change of Control as described in ARTICLE X or other similar event. Such action may include, but shall not be limited to, establishing, amending or waiving the form, terms, conditions and duration of an Award and the related Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Board may take such actions pursuant to this Section 3.3 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the related Award Agreement, or by taking action with respect to individual Participants from time to time. In the event any Award is not evidenced by a written Award Agreement, such Award shall be governed by the terms of this Plan and the terms and conditions of the grant of the Award as evidenced by the minutes of the Board (or any authorized Committee thereof). For the sake of clarity, the failure of the Company to document an Award by way of a written Award Agreement shall not affect the validity of such Award.

3.4.       Subject to the provisions of Section 3.9 and this Section 3.4, the maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards under the Plan shall be 2,000,000 shares. Such shares of Common Stock shall be made available from authorized and unissued shares of the Company.

3.4.1       For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Common Stock subject to an Award.

3.4.2       If, for any reason, any shares of Common Stock (including shares of Common Stock subject to Performance Shares) that have been awarded or are subject to issuance or purchase pursuant to Awards outstanding under the Plan are not delivered or purchased, or are reacquired by the Company, for any reason, including but not limited to a forfeiture of Restricted Stock or failure to earn Performance Shares or the termination, expiration or cancellation of a Stock Option, or any other termination of an Award without payment being made in the form of shares of Common Stock (whether or not Restricted Stock), such shares of Common Stock shall not be charged against the aggregate number of shares of Common Stock available for Award under the Plan and shall again be available for Awards under the Plan. In no event, however, may Common Stock that is surrendered or withheld to pay the exercise price of a Stock Option or to satisfy tax withholding requirements be available for future grants under the Plan.

Amended and Restated 2017 Equity Incentive Plan
Monaker Group, Inc.

3.4.3       For purposes of clarifying the preceding paragraph, shares of Common Stock covered by Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan. In addition, shares of Common Stock related to Awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the Plan.

3.4.4       The foregoing subsections 3.4.1 and 3.4.2 of this Section 3.4 shall be subject to any limitations provided by the Code or by Rule 16b-3 under the Act or by any other applicable law, rule or regulation.

3.5.       Each Award granted under the Plan shall be evidenced by a written Award Agreement, which shall be subject to and shall incorporate (by reference or otherwise) the applicable terms and conditions of the Plan and shall include any other terms and conditions (not inconsistent with the Plan) required by the Board. In the event any Award is not evidenced by a written Award Agreement, such Award shall be governed by the terms of this Plan and the terms and conditions of the grant of the Award as evidenced by the minutes of the Board (or any authorized Committee thereof). For the sake of clarity, the failure of the Company to document an Award by way of a written Award Agreement shall not affect the validity of such Award.

3.6.       Securities Matters.

3.6.1       The Company shall be under no obligation to affect the registration pursuant to the Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state or local laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued any shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Board may require, as a condition to the issuance of shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that any certificates representing such shares bear such legends, as the Board deems necessary or desirable.

3.6.2       The exercise of any Stock Option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Company may, in its sole discretion, defer the effectiveness of an exercise of a Stock Option hereunder or the issuance of shares of Common Stock pursuant to any Award pending or to ensure compliance under federal, state or local securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of a Stock Option or the issuance of shares of Common Stock pursuant to any Award. During the period that the effectiveness of the exercise of a Stock Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

Amended and Restated 2017 Equity Incentive Plan
Monaker Group, Inc.

3.6.3       In the event the Plan and/or the Common Stock issuable in connection with Awards hereunder are registered with the Securities Exchange Commission (the “SEC”) under the Act, no free-trading shares of Common Stock shall be issuable by the Company under the Plan and pursuant to such registration statement, (a) except to natural person (as such term is interpreted by the SEC); (b) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (c) where the services directly or indirectly promote or maintain a market for the Company’s securities.

3.7.       The Board may require any Participant acquiring shares of Common Stock pursuant to any Award under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares of Common Stock for investment purposes and without a view to resale or distribution thereof. Shares of Common Stock issued and delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state laws, and the Board may cause a legend or legends to be placed on the certificate or certificates representing any such shares to make appropriate reference to any such restrictions. In making such determination, the Board may rely upon an opinion of counsel for the Company.

3.8.       Except as otherwise expressly provided in the Plan or in an Award Agreement with respect to an Award, no Participant shall have any right as a shareholder of the Company with respect to any shares of Common Stock subject to such Participant’s Award except to the extent that, and until, one or more certificates representing such shares of Common Stock shall have been delivered to the Participant. No shares shall be required to be issued, and no certificates shall be required to be delivered, under the Plan unless and until all of the terms and conditions applicable to such Award shall have, in the sole discretion of the Board, been satisfied in full and any restrictions shall have lapsed in full, and unless and until all of the requirements of law and of all regulatory bodies having jurisdiction over the offer and sale, or issuance and delivery, of the shares shall have been fully complied with.

3.9.       The total amount of shares with respect to which Awards may be granted under the Plan and rights of outstanding Awards (both as to the number of shares subject to the outstanding Awards and the Option Price(s) or other purchase price(s) of such shares, as applicable) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from payment of a stock dividend on the Common Stock, a stock split or subdivision or combination of shares of the Common Stock, or a reorganization or reclassification of the Common Stock, or any other change in the structure of shares of the Common Stock. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as a result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

Amended and Restated 2017 Equity Incentive Plan
Monaker Group, Inc.

3.10.       No director or person acting pursuant to authority delegated by the Board shall be liable for any action or determination under the Plan made in good faith. The members of the Board shall be entitled to indemnification by the Company in the manner and to the extent set forth in the Company’s Articles of Incorporation, as amended, Bylaws or as otherwise provided from time to time regarding indemnification of Directors.

3.11.       The Board shall be authorized to make adjustments in any performance based criteria or in the other terms and conditions of outstanding Awards in recognition of unusual or nonrecurring events affecting the Company (or any Affiliate, if applicable) or its financial statements or changes in applicable laws, regulations or accounting principles. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem necessary or desirable to reflect any such adjustment. In the event the Company (or any Affiliate, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Board may, in its sole discretion, make such adjustments in the terms of outstanding Awards under the Plan as it shall deem appropriate.

3.12.       Subject to the express provisions of the Plan, the Board shall have full power and authority to determine whether, to what extent and under what circumstances any outstanding Award shall be terminated, canceled, forfeited or suspended. Notwithstanding the foregoing or any other provision of the Plan or an Award Agreement, all Awards to any Participant that are subject to any restriction or have not been earned or exercised in full by the Participant shall be terminated and canceled if the Participant is terminated for cause, as determined by the Board in its sole discretion.

ARTICLE IV.
INCENTIVE STOCK OPTIONS

4.1.        The Board, in its sole discretion, may from time to time on or after the Effective Date grant Incentive Stock Options to Eligible Employees, subject to the provisions of this ARTICLE IV and ARTICLE III and ARTICLE VI and subject to the following conditions:

4.1.1       Incentive Stock Options shall be granted only to Eligible Employees, each of whom may be granted one or more of such Incentive Stock Options at such time or times determined by the Board.

4.1.2       The Option Price per share of Common Stock for an Incentive Stock Option shall be set in the Award Agreement, but shall not be less than (i) one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date, or (ii) in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the Grant Date.

Amended and Restated 2017 Equity Incentive Plan
Monaker Group, Inc.

4.1.3       An Incentive Stock Option may be exercised in full or in part from time to time within ten (10) years from the Grant Date, or such shorter period as may be specified by the Board as the Option Period and set forth in the Award Agreement; provided, however, that, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, such period shall not exceed five (5) years from the Grant Date; and further, provided that, in any event, the Incentive Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Board and set forth in the related Award Agreement; and provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a Termination of Service (except as otherwise provided in any employment agreement approved by the Board), unless employment shall have terminated:

(i)       as a result of Disability, in which event such period shall not exceed the period of time ending on the date twelve (12) months following a Termination of Service; or

(ii)      as a result of death, or if death shall have occurred following a Termination of Service (other than as a result of Disability) and during the period that the Incentive Stock Option was still exercisable, in which event such period may not exceed the period of time ending on the earlier of the date twelve (12) months after the date of death;

(iii)      and provided, further, that such period following a Termination of Service or death shall in no event extend beyond the original Option Period of the Incentive Stock Option.

4.1.4       The aggregate Fair Market Value of the shares of Common Stock with respect to which any Incentive Stock Options (whether under this Plan or any other plan established by the Company) are first exercisable during any calendar year by any Eligible Employee shall not exceed one hundred thousand dollars ($100,000), determined based on the Fair Market Value(s) of such shares as of their respective Grant Dates; provided, however, that to the extent permitted under Section 422 of the Code, if the aggregate Fair Market Values of the shares of Common Stock with respect to which Stock Options intended to be Incentive Stock Options are first exercisable by any Eligible Employee during any calendar year (whether such Stock Options are granted under this Plan or any other plan established by the Company) exceed one hundred thousand dollars ($100,000), the Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

4.1.5       No Incentive Stock Options may be granted more than ten (10) years from the Effective Date.

4.1.6       The Award Agreement for each Incentive Stock Option shall provide that the Participant shall notify the Company if such Participant sells or otherwise transfers any shares of Common Stock acquired upon exercise of the Incentive Stock Option within two (2) years of the Grant Date of such Incentive Stock Option or within one (1) year of the date such shares were acquired upon the exercise of such Incentive Stock Option.

4.2.       Subject to the limitations of Section 3.4, the maximum aggregate number of shares of Common Stock subject to Incentive Stock Option Awards shall be the maximum aggregate number of shares available for Awards under the Plan.

4.3.       The Board may provide for any other terms and conditions which it determines should be imposed for an Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this ARTICLE IV or ARTICLE III or ARTICLE VI, as determined in its sole discretion and set forth in the Award Agreement for such Incentive Stock Option.

Amended and Restated 2017 Equity Incentive Plan
Monaker Group, Inc.

4.4.       Each provision of this ARTICLE IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded.

ARTICLE V.
NONQUALIFIED STOCK OPTIONS

5.1.       The Board, in its sole discretion, may from time to time on or after the Effective Date grant Nonqualified Stock Options to Eligible Persons, subject to the provisions of this ARTICLE V and ARTICLE III or ARTICLE VI and subject to the following conditions:

5.1.1       Nonqualified Stock Options may be granted to any Eligible Person, each of whom may be granted one or more of such Nonqualified Stock Options, at such time or times determined by the Board.

5.1.2       The Option Price per share of Common Stock for a Nonqualified Stock Option shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date; provided, however, that the exercise price of each Nonqualified Stock Option granted under the Plan shall in no event be less than the par value per share of the Company’s Common Stock.

5.1.3       A Nonqualified Stock Option may be exercised in full or in part from time to time within the Option Period specified by the Board and set forth in the Award Agreement; provided, however, that, in any event, the Nonqualified Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Board and set forth in the related Award Agreement.

Amended and Restated 2017 Equity Incentive Plan
Monaker Group, Inc.

5.2.       The Board may provide for any other terms and conditions for a Nonqualified Stock Option not inconsistent with this ARTICLE V or ARTICLE III or ARTICLE VI, as determined in its sole discretion and set forth in the Award Agreement for such Nonqualified Stock Option.

ARTICLE VI.
INCIDENTS OF STOCK OPTIONS

6.1.       Each Stock Option shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Board and set forth in the related Award Agreement, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

6.2.       Except as hereinafter described, a Stock Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant or the Participant’s guardian or legal representative. In the event of the death of a Participant, any unexercised Stock Options may be exercised to the extent otherwise provided herein or in such Participant’s Award Agreement by the executor or personal representative of such Participant’s estate or by any person who acquired the right to exercise such Stock Options by bequest under the Participant’s will or by inheritance. The Board, in its sole discretion, may at any time permit a Participant to transfer a Nonqualified Stock Option for no consideration to or for the benefit of one or more members of the Participant’s Immediate Family (including, without limitation, to a trust for the benefit of the Participant and/or one or more members of such Participant’s Immediate Family or a corporation, partnership or limited liability company established and controlled by the Participant and/or one or more members of such Participant’s Immediate Family), subject to such limits as the Board may establish. The transferee of such Nonqualified Stock Option shall remain subject to all terms and conditions applicable to such Nonqualified Stock Option prior to such transfer. The foregoing right to transfer the Nonqualified Stock Option, if granted by the Board shall apply to the right to consent to amendments to the Award Agreement.

6.3.       Shares of Common Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Board, subject to limitations set forth in the Stock Option Award Agreement. The Board may, in its sole discretion, permit the exercise of a Stock Option by payment in cash or by tendering shares of Common Stock (either by actual delivery of such shares or by attestation), or any combination thereof, as determined by the Board. In the sole discretion of the Board, payment in shares of Common Stock also may be made with shares received upon the exercise or partial exercise of the Stock Option, whether or not involving a series of exercises or partial exercises and whether or not share certificates for such shares surrendered have been delivered to the Participant. The Board also may, in its sole discretion, permit the payment of the exercise price of a Stock Option by the voluntary surrender of all or a portion of the Stock Option. Shares of Common Stock previously held by the Participant and surrendered in payment of the Option Price of a Stock Option shall be valued for such purpose at the Fair Market Value thereof on the date the Stock Option is exercised.

Amended and Restated 2017 Equity Incentive Plan
Monaker Group, Inc.

6.4.       The holder of a Stock Option shall have no rights as a shareholder with respect to any shares covered by the Stock Option (including, without limitation, any voting rights, the right to inspect or receive the Company’s balance sheets or financial statements or any rights to receive dividends or non-cash distributions with respect to such shares) until such time as the holder has exercised the Stock Option and then only with respect to the number of shares which are the subject of the exercise. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

6.5.       The Board may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Board at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

6.6.       The Board may at any time offer to purchase a Participant’s outstanding Stock Option for a payment equal to the value of such Stock Option payable in cash, shares of Common Stock or Restricted Stock or other property upon surrender of the Participant’s Stock Option, based on such terms and conditions as the Board shall establish and communicate to the Participant at the time that such offer is made.

6.7.       The Board shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant discontinues employment, to establish as a provision applicable to the exercise of one or more Stock Options that, during a limited period of exercisability following a Termination of Service, the Stock Option may be exercised not only with respect to the number of shares of Common Stock for which it is exercisable at the time of the Termination of Service but also with respect to one or more subsequent installments for which the Stock Option would have become exercisable had the Termination of Service not occurred.

6.8.       Notwithstanding anything to the contrary herein, the Company may reprice any Stock Option without the approval of the stockholders of the Company. For this purpose, “reprice” means (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of a Stock Option after it is granted, (B) any other action that is treated as a repricing under U.S. generally accepted accounting principles (“GAAP”), or (C) cancelling a Stock Option at a time when its exercise price exceeds the Fair Market Value of the underlying Common Stock, in exchange for another Stock Option, restricted stock or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by exchange or market on which the Company’s Common Stock then trades or is quoted.

Amended and Restated 2017 Equity Incentive Plan
Monaker Group, Inc.

6.9.       In addition to, and without limiting the above Section 6.8, the Board may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Board at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

ARTICLE VII.
RESTRICTED STOCK

7.1.       The Board, in its sole discretion, may from time to time on or after the Effective Date award shares of Restricted Stock to Eligible Persons as a reward for past service and an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this ARTICLE VII.

7.2.       The Board shall determine the terms and conditions of any Award of Restricted Stock, which shall be set forth in the related Award Agreement, including without limitation:

7.2.1       the purchase price, if any, to be paid for such Restricted Stock, which may be zero, subject to such minimum consideration as may be required by applicable law;

7.2.2       the duration of the Restriction Period or Restriction Periods with respect to such Restricted Stock and whether any events may accelerate or delay the end of such Restriction Period(s);

7.2.3       the circumstances upon which the restrictions or limitations shall lapse, and whether such restrictions or limitations shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period by means of one or more vesting schedules;

7.2.4       whether such Restricted Stock is subject to repurchase by the Company or to a right of first refusal at a predetermined price or if the Restricted Stock may be forfeited entirely under certain conditions;

7.2.5       whether any performance goals may apply to a Restriction Period to shorten or lengthen such period; and

7.2.6       whether dividends and other distributions with respect to such Restricted Stock are to be paid currently to the Participant or withheld by the Company for the account of the Participant.

Amended and Restated 2017 Equity Incentive Plan
Monaker Group, Inc.

7.3. Awards of Restricted Stock must be accepted within a period of thirty (30) days after the Grant Date (or such shorter or longer period as the Board may specify at such time) by executing an Award Agreement with respect to such Restricted Stock and tendering the purchase price, if any. A prospective recipient of an Award of Restricted Stock shall not have any rights with respect to such Award, unless such recipient has executed an Award Agreement with respect to such Restricted Stock, has delivered a fully executed copy thereof to the Board and has otherwise complied with the applicable terms and conditions of such Award.

7.4.       In the sole discretion of the Board and as set forth in the Award Agreement for an Award of Restricted Stock, all shares of Restricted Stock held by a Participant and still subject to restrictions shall be forfeited by the Participant upon the Participant’s Termination of Service and shall be reacquired, canceled and retired by the Company. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Restricted Stock, in the event of the death, Disability or Retirement of a Participant during the Restriction Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Board may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such Participant’s Restricted Stock, if it finds that a waiver would be appropriate.

7.5.       Except as otherwise provided in this ARTICLE VII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

7.6.       Upon an Award of Restricted Stock to a Participant, a certificate or certificates representing the shares of such Restricted Stock will be issued to and registered in the name of the Participant. Unless otherwise determined by the Board, such certificate or certificates will be held in custody by the Company until (i) the Restriction Period expires and the restrictions or limitations lapse, in which case one or more certificates representing such shares of Restricted Stock that do not bear a restrictive legend (other than any legend as required under applicable federal or state securities laws) shall be delivered to the Participant, or (ii) a prior forfeiture by the Participant of the shares of Restricted Stock subject to such Restriction Period, in which case the Company shall cause such certificate or certificates to be canceled and the shares represented thereby to be retired, all as set forth in the Participant’s Award Agreement. It shall be a condition of an Award of Restricted Stock that the Participant deliver to the Company a stock power endorsed in blank relating to the shares of Restricted Stock to be held in custody by the Company.

7.7.       Except as provided in this ARTICLE VII or in the related Award Agreement, a Participant receiving an Award of shares of Restricted Stock Award shall have, with respect to such shares, all rights of a shareholder of the Company, including the right to vote the shares and the right to receive any distributions, unless and until such shares are otherwise forfeited by such Participant; provided, however, the Board may require that any cash dividends with respect to such shares of Restricted Stock be automatically reinvested in additional shares of Restricted Stock subject to the same restrictions as the underlying Award, or may require that cash dividends and other distributions on Restricted Stock be withheld by the Company or its Affiliates for the account of the Participant. The Board shall determine whether interest shall be paid on amounts withheld, the rate of any such interest, and the other terms applicable to such withheld amounts.

Amended and Restated 2017 Equity Incentive Plan
Monaker Group, Inc.

ARTICLE VIII.
STOCK AWARDS

8.1.       The Board, in its sole discretion, may from time to time on or after the Effective Date grant Stock Awards to Eligible Persons in payment of compensation that has been earned or as compensation to be earned, including without limitation compensation awarded or earned concurrently with or prior to the grant of the Stock Award, subject to the terms and conditions set forth in this ARTICLE VIII.

8.2.       For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date.

8.3.       Unless otherwise determined by the Board and set forth in the related Award Agreement, shares of Common Stock subject to a Stock Award will be issued, and one or more certificates representing such shares will be delivered, to the Participant as soon as practicable following the Grant Date of such Stock Award. Upon the issuance of such shares and the delivery of one or more certificates representing such shares to the Participant, such Participant shall be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder of the Company. Notwithstanding any other provision of this Plan, unless the Board expressly provides otherwise with respect to a Stock Award, as set forth in the related Award Agreement, no Stock Award shall be deemed to be an outstanding Award for purposes of the Plan.

ARTICLE IX.
PERFORMANCE SHARES

9.1.       The Board, in its sole discretion, may from time to time on or after the Effective Date award Performance Shares to Eligible Persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this ARTICLE IX.

9.2.       The Board shall determine the terms and conditions of any Award of Performance Shares, which shall be set forth in the related Award Agreement, including without limitation:

9.2.1       the purchase price, if any, to be paid for such Performance Shares, which may be zero, subject to such minimum consideration as may be required by applicable law;

9.2.2       the performance period (the “Performance Period”) and/or performance objectives (the “Performance Objectives”) applicable to such Awards;

9.2.3       the number of Performance Shares that shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part; and

Amended and Restated 2017 Equity Incentive Plan
Monaker Group, Inc.

9.2.4       the form of settlement of a Performance Share.

9.3.       At any date, each Performance Share shall have a value equal to the Fair Market Value of a share of Common Stock.

9.4.       Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

9.5.       Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Board may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Board expects to have a substantial effect on the applicable Performance Objectives during such period, the Board may revise such Performance Objectives.

9.6.       In the sole discretion of the Board and as set forth in the Award Agreement for an Award of Performance Shares, all Performance Shares held by a Participant and not earned shall be forfeited by the Participant upon the Participant’s Termination of Service. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Performance Shares, in the event of the death, Disability or Retirement of a Participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Board may determine to make a payment in settlement of such Performance Shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro-rated for the portion of the Performance Period during which the Participant was employed by the Company or an Affiliate; provided, however, that the Board may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Board deems appropriate or desirable.

9.7.       The settlement of a Performance Share shall be made in cash, whole shares of Common Stock or a combination thereof and shall be made as soon as practicable after the end of the applicable Performance Period. Notwithstanding the foregoing, the Board in its sole discretion may allow a Participant to defer payment in settlement of Performance Shares on terms and conditions approved by the Board and set forth in the related Award Agreement entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

9.8.       Performance Shares shall not be transferable by the Participant. The Board shall have the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of Common Stock that are delivered to a Participant in settlement of any Performance Shares.

Amended and Restated 2017 Equity Incentive Plan
Monaker Group, Inc.

ARTICLE X.
CHANGES OF CONTROL OR OTHER FUNDAMENTAL CHANGES

10.1.       Upon the occurrence of a Change of Control and unless otherwise provided in the Award Agreement with respect to a particular Award:

10.1.1       all outstanding Stock Options shall become immediately exercisable in full, subject to any appropriate adjustments in the number of shares subject to the Stock Option and the Option Price, and shall remain exercisable for the remaining Option Period, regardless of any provision in the related Award Agreement limiting the exercisability of such Stock Option or any portion thereof for any length of time;

10.1.2       all outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid out as soon as practicable as follows:

(i)       all Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to earn one hundred percent (100%) of the Performance Shares covered by the Award;

(ii)       the applicable Performance Period shall be deemed to have been completed upon occurrence of the Change of Control;

(iii)      the payment to the Participant in settlement of the Performance Shares shall be the amount determined by the Board, in its sole discretion, or in the manner stated in the Award Agreement, as multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to occurrence of the Change of Control, and the denominator of which is the total number of months in the original Performance Period; and

(iv)     upon the making of any such payment, the Award Agreement as to which it relates shall be deemed terminated and of no further force and effect; and

10.1.3       all outstanding shares of Restricted Stock with respect to which the restrictions have not lapsed shall be deemed vested, and all such restrictions shall be deemed lapsed and the Restriction Period ended.

10.2.       Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Company, each Award granted under the Plan and then outstanding shall terminate; provided, however, that following the adoption of a plan of dissolution or liquidation, and in any event prior to the effective date of such dissolution or liquidation, each such outstanding Award granted hereunder shall be exercisable in full and all restrictions shall lapse, to the extent set forth in Section 10.1.1, 10.1.2 and 10.1.3 above.

Amended and Restated 2017 Equity Incentive Plan
Monaker Group, Inc.

10.3.       After the merger of one or more corporations into the Company or any Affiliate, any merger of the Company into another corporation, any consolidation of the Company or any Affiliate of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Common Stock, each Participant shall, at no additional cost, be entitled, upon any exercise of such Participant’s Stock Option, to receive, in lieu of the number of shares as to which such Stock Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such Participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such Participant had been a holder of record of a number of shares of Common Stock equal to the number of shares as to which such Stock Option shall then be so exercised. Comparable rights shall accrue to each Participant in the event of successive mergers, consolidations or reorganizations of the character described above. The Board may, in its sole discretion, provide for similar adjustments upon the occurrence of such events with regard to other outstanding Awards under this Plan. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

ARTICLE XI.
AMENDMENT AND TERMINATION

11.1.       Subject to the provisions of Section 11.2, the Board of Directors at any time and from time to time may amend or terminate the Plan as may be necessary or desirable to implement or discontinue the Plan or any provision hereof. To the extent required by the Act or the Code, however, no amendment, without approval by the Company’s shareholders, shall:

11.1.1       materially alter the group of persons eligible to participate in the Plan;

11.1.2       except as provided in Section 3.4, change the maximum aggregate number of shares of Common Stock that are available for Awards under the Plan; or

11.1.3       alter the class of individuals eligible to receive an Incentive Stock Option or increase the limit on Incentive Stock Options set forth in Section 4.1.4 or the value of shares of Common Stock for which an Eligible Employee may be granted an Incentive Stock Option.

11.2.       No amendment to or discontinuance of the Plan or any provision hereof by the Board of Directors or the shareholders of the Company shall, without the written consent of the Participant, adversely affect (in the sole discretion of the Board) any Award theretofore granted to such Participant under this Plan; provided, however, that the Board retains the right and power to:

11.2.1       annul any Award if the Participant is terminated for cause as determined by the Board; and

11.2.2       convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

11.3.       If a Change of Control has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in ARTICLE X.

Amended and Restated 2017 Equity Incentive Plan
Monaker Group, Inc.

ARTICLE XII.
MISCELLANEOUS PROVISIONS

12.1.       Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company or its Affiliates or to serve as a Director or shall interfere in any way with the right of the Company or its Affiliates or the shareholders of the Company, as applicable, to terminate the employment of a Participant or to release or remove a Director at any time. Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company or its Affiliates for the benefit of their respective employees unless the Company shall determine otherwise. No Participant shall have any claim to an Award until it is actually granted under the Plan and an Award Agreement has been executed and delivered to the Company. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Board, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in ARTICLE VII with respect to Restricted Stock and except as otherwise provided by the Board.

12.2.       The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16 of the Act.

12.3.       The terms of the Plan shall be binding upon the Company, its successors and assigns.

12.4.       Neither a Stock Option nor any other type of equity-based compensation provided for hereunder shall be transferable except as provided for in Section 6.2. In addition to the transfer restrictions otherwise contained herein, additional transfer restrictions shall apply to the extent required by federal or state securities laws. If any Participant makes such a transfer in violation hereof, any obligation hereunder of the Company to such Participant shall terminate immediately.

12.5.       This Plan and all actions taken hereunder shall be governed by the laws of the State of Nevada.

12.6.       Each Participant exercising an Award hereunder agrees to give the Board prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof.

Amended and Restated 2017 Equity Incentive Plan
Monaker Group, Inc.

12.7.       If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Award Agreement, it shall be stricken, and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

12.8.       The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company or any of its Affiliates to make adjustments, reclassification, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or to transfer all or part of its business or assets.

12.9.       The Plan is not subject to the provisions of ERISA or qualified under Section 401(a) of the Code.

12.10.       If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with (i) the exercise of a Nonqualified Stock Option, (ii) certain dispositions of Common Stock acquired upon the exercise of an Incentive Stock Option, or (iii) the receipt of Common Stock pursuant to any other Award, then the issuance of Common Stock to such Participant shall not be made (or the transfer of shares by such Participant shall not be required to be effected, as applicable) unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company. To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

12.11.       Compliance with other laws.

12.11.1       For Reporting Persons:

(i)       the Plan is intended to satisfy the provisions of Rule 16b-3;

(ii)      all transactions involving Participants who are subject to Section 16(b) of the Exchange Act of 1934, as amended, are subject to the provisions of Rule 16b-3 regardless of whether they are set forth in the Plan; and

(iii)     any provision of the Plan that conflicts with Rule 16b-3 does not apply to the extent of the conflict.

Amended and Restated 2017 Equity Incentive Plan
Monaker Group, Inc.

12.11.2       If any provision of the Plan, any Award, or Award Agreement conflicts with the requirements of Code Section 162(m) or 422 for Awards subject to these requirements, then that provision does not apply to the extent of the conflict.

12.11.3       Notwithstanding any other provision of the Plan, the Board and each applicable Committee shall administer the Plan and exercise all authority and discretion under the Plan to satisfy the requirements of Code Section 409A or any exemption thereto.

12.11.4       Notwithstanding any other provision of the Plan, if, for an Employee of a parent company, the conversion of an Incentive Stock Option to a Nonqualified Stock Option or the treatment of an Incentive Stock Option as a Nonqualified Stock Option would not satisfy the requirements of Code Section 409A or an exemption thereto, as determined by the Board in its exclusive discretion, then the Incentive Stock Option shall terminate on the date that it would no longer qualify as an Incentive Stock Option as determined by the Board in its exclusive discretion.

12.12.       Any reference in the Plan to a written document includes any document delivered electronically or posted on the Company’s intranet.

12.13.       The headings and captions in the Plan are inserted as a matter of convenience for organizational purposes, and do not construe, define, extend, interpret, or limit any provision of the Plan.

12.14.       Whenever the context may require, any pronoun includes the corresponding masculine, feminine, or neuter form, and the singular includes the plural and vice versa.

12.15.       Any reference in the Plan to a statutory or regulatory provision includes corresponding successor provisions.

12.16.       The proceeds from the sale of shares pursuant to Awards granted under the Plan shall constitute general funds of the Company.

12.17.       Nothing contained in the Plan or in any Award agreement executed pursuant hereto shall be deemed to confer upon any individual or entity to whom an Award is or may be granted hereunder any right to remain in the employ or service of the Company or a parent or subsidiary of the Company or any entitlement to any remuneration or other benefit pursuant to any consulting or advisory arrangement.

Amended by the stockholders of the Company on August [ ], 2019.

Amended and Restated 2017 Equity Incentive Plan
Monaker Group, Inc.

FORM OF PROXY

(SEE ATTACHED)

MONAKER GROUP, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS annual meeting OF Shareholders – August 15, 2019 at 2:00 PM LOCAL TIME
CONTROL ID:
REQUEST ID:

The undersigned, a shareholder of Monaker Group, Inc. (the “Company” or “we”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated on or around June 27, 2019, and hereby appoints William Kerby and Omar Jimenez (the “Proxies”) proxies and attorneys-in-fact, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the combined 2020/2019 annual meeting of Stockholders of the Company, to be held on August 15, 2019 at 2:00 p.m. local time at Monaker Group, Inc.’s corporate office located at 2893 Executive Park Dr., Suite 201, Weston, Florida 33331, or at any adjournment or postponement thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. You hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/MKGI
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF MONAKER GROUP, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Election of Directors	☐	☐
	William Kerby			☐	Control ID:
	Donald P. Monaco			☐	REQUEST ID:
	Pat LaVecchia			☐
	Doug Checkeris			☐
	Simon Orange			☐
	Rupert Duchesne			☐
	Jamie Mendola			☐
Proposal 2		FOR	AGAINST	ABSTAIN
	To consider and vote upon a proposal to approve an amendment to our 2017 Equity Incentive Plan, to (a) increase by 1.5 million the number of shares of common stock reserved for issuance under the plan; and (b) clarify the effect that shares of common stock surrendered or withheld to pay the exercise price of a stock option or to satisfy tax withholding or other requirements will have on the number of shares available for future grants under the plan.	☐	☐	☐
Proposal 3		FOR	AGAINST	ABSTAIN
	The ratification of the appointment of Thayer O’Neal Company, LLC, as the Company’s independent auditors for the fiscal years ending February 29, 2020 and February 28, 2019.	☐	☐	☐
Proposal 4		FOR	AGAINST	ABSTAIN
	To approve, by non-binding vote, the compensation of the Company’s named executive officers.	☐	☐	☐
Proposal 5		ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
	To recommend, by non-binding vote, the frequency of holding advisory votes on compensation of the Company’s named executive officers.	☐	☐	☐	☐
Proposal 6		FOR	AGAINST	ABSTAIN
	To approve the adjournment of the annual meeting, if necessary or appropriate, to solicit additional proxies.	☐	☐	☐
Proposal 7		FOR	AGAINST	ABSTAIN
	The transaction of such other business as may properly come before the annual meeting or at any adjournment or postponement thereof.	☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted “For All” in Proposal 1, “For” Proposals 2 through 4, Proposal 6 and Proposal 7, and for “3 Years” for Proposal 5.

MARK HERE FOR ADDRESS CHANGE ☐  New Address (if applicable):

____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2019

(Print Name of Shareholder and/or Joint Tenant)

(Signature of Shareholder)

(Second Signature if held jointly)